Exhibit 99.2

Project Aperture Lender Presentation Akumin Inc. August 2023 Strictly Confidential and Trade Secret For Discussion Purposes Only

Table of Contents Introduction to Stonepeak Operational Value-Add Plan Stonepeak Investment Thesis Recent Financial Performance Review Appendix Transaction Overview Supplementary Financial Materials Strictly Confidential and Trade Secret

Introduction to Stonepeak Strictly Confidential and Trade Secret

Stonepeak Key Highlights Stonepeak is a leading global infrastructure and real assets-focused private equity firm with an 11-year investing history of delivering differentiated outcomes Independent & Global Platform Deep Sector Expertise $57.1bn Assets under Management1 $12.0bn In executed co-investment opportunities2 240+ Total investors 52 Total Investments 4 Infrastructure Verticals Transport & Energy & Digital Social Logistics Energy Transition Infrastructure Infrastructure Note: All figures are as of May 2023, unless otherwise noted. “Investments” include those that are signed pending close. Please see the “Important Information” at the end of this presentation for additional information. 1) Stonepeak’s AUM calculation provided herein is determined by taking into account (i) unfunded capital commitments of Stonepeak funds and any other vehicles managed by Stonepeak as of March 31, 2023, (ii) the gross asset value of such funds and vehicles, plus any feeder fund level cash with respect to such funds, parallel funds and vehicles as of March 31, 2023, and (iii) capital commitments of certain of such funds and such other vehicles accepted between April 1, 2023 and June 30, 2023. The AUM figure differs from the amount of assets under management reported for regulatory purposes and is based on gross asset values that are estimated and unaudited. 2) Reflects co-investments and standalone co-invest vehicles.

Stonepeak’s Global Footprint Stonepeak is a leading global real assets manager with a comprehensive and complementary range of infrastructure funds across major geographies Latin America 3 investments to date North America 38 investments to date 146 total employees North America 38 investments to date 146 total employees Europe 3 investments to date 21 total employees Asia Pacific 9 investments to date 46 total employees Stonepeak Active or Prior Investment Stonepeak Presence Stonepeak Strategies Flagship Global Core Opportunities Asia Real Estate Credit Infrastructure Renewables Note: All figures as of May 2023, unless otherwise noted. “Investments” may include those that are signed pending close. Past performance is not indicative of future results, and there can be no assurance that Stonepeak will be able to implement its investment objectives or avoid substantial losses. There is no guarantee that Stonepeak or any of its managed funds will be successful. Please see the “Important Information” at the end of this presentation for additional information. Strictly Confidential and Trade Secret

Hands-on Approach to Operational Value-Add Integrated Partnership Approach to Asset Management Stonepeak Portfolio Operations Process Stonepeak Deal Team Lead 02 Ultimate ownership and responsibility for all 01 Data Flow and Data aspects of success of an investment Integrity is Key Portfolio Frequent Touch Management Points Starts Pre-Signing 03 Stonepeak Operating Partner(s) Portfolio Company Provides strategic guidance, leadership Management 06 Quarterly mentoring, industry connections to support Critical for day-to-day success of Portfolio deal team and PortCo management the business Review Issue Resolution Process Stonepeak’s Internal Portfolio Operations Resources Valuation 04 Capital Markets Corporate Communications Committee Sustainability Team Shared Services (procurement, IT, Insurance) 05 Operational Value-Add Toolkit Business Development / Investing in Growth Cost Structure Management / Revenue Initiatives Operational Processes ïµ New customer acquisitionïµ Managing asset / platform ïµ SG&A discipline to manage fixed ïµ Build high quality PortCo creation costs management teams / deep bench ïµ Pricing initiatives (beyond CEO)ïµ Optimization of OpEx to drive ïµ Bolt-on, accretive M&A ïµ Contract restructuring operating margin improvements opportunitiesïµ Implementation of metrics-based ïµ Stonepeak has helped drive cost performance trackingïµ Strategic partnerships savings at 20 different portfolio companies by introducing them to ïµ Governance / alignment to ensure services used by other companies execution of strategic priorities PortCo = portfolio company. OpEx = operational expenditure. SG&A = selling, general & administrative. Strictly Confidential and Trade Secret

Demonstrated Track Record of Operational Improvement

Focus on driving cost optimization and incremental margin growth



Dan Walsh
Current CEO of TRAC Intermodal

✓ Mandate to bring lagging EBITDA margin in line with peers

EBITDA Margin



50%
Comparable peer entry at 42% EBITDA margin[1]
2,000bps conservatism in underwrite
+500bps underwritten improvement
20%
15%
Margin at Entry (2018/19 Avg.)
Margin at Exit (IC Base Case 2026)
2022A



John Steen
Stonepeak Operating Partner, Former CEO of Paradigm, Current CEO of WTG



Will Schleier
Stonepeak Senior Advisor, Former Investment Team Member, Current CFO of WTG

✓ Former family-owned business; total cultural, operational, and ESG overhaul

67
pipeline and facility leaks repaired

~2.8 MMcf/d
Q1 2023 RNG volumes

~82%
Q1 2023 EBITDA outperformance relative to base case entry projection of $45mm



Bill Fathers
Stonepeak Operating Partner, Former CEO of Cologix

✓ Tasked with restructuring management team and rejuvenating sales growth

Average Bookings Performance



$197
68% Increase
$117
Prior Management (Q1'17-Q2'18)
Post Management Refocusing (Q2'18-Q4'20)

ESG = Environmental, social, and governance. RNG = renewable natural gas. MMcf/d = million cubic feet per day. Sources: TRAC (December 2022), WTG (June 2023), Cologix (December 2020). Note: There can be no assurance that Stonepeak or any of its managed funds will be able to implement its investment objectives or avoid substantial losses. There is no guarantee that Stonepeak will be successful. There can be no guarantee that any past trends will continue or that any estimates or projections will be met. Please refer to the "Important Information" at the end of this presentation for additional information. 1) Peer referenced is Direct ChassisLink Inc. ("DCLI"). Presented for illustrative purposes only. DCLI is not a portfolio company of Stonepeak and there is no assurance that Stonepeak will be able to obtain comparable returns, implement its investment strategy, achieve its investment objectives, or avoid substantial losses. There may be other companies similar to TRAC, the inclusion of which may substantially change the analysis. There can be no assurance that the analysis applies to all comparable companies.

Stonepeak

Strictly Confidential and Trade Secret

6

Business Development / Revenue Initiatives

Focus on both top-line growth and quality of revenue

Increased Asset Utilization / Customer Wins

ORYX MIDSTREAM SERVICES

New Customer Wins on Growing System



54% increase
975
1,500
Net Acreage Dedication at Stonepeak Entry (2019)
Net Acreage Dedication at Q4 2022

WHISTLER PIPELINE

Contracted Spare Capacity on New Build Asset



61% increase
(MMcf/d)
1,475
1,850
2,380
Take-or-Pays at FID (Q2 2019)
Take-or-Pays at COD (Q3 2021)
As of Q4 2022

cologix

Ramp-up of Booking Activity



~8x increase
18
160
MW Built + Booked At Entry (2017)
MW Built + Booked Today (Q4 2022)

Increased Revenue Visibility

TRAC INTERMODAL

Conversion of "Spot" Pool Revenue to 5 – 6 Year Term Leases



$107.5
$73.5
$34.0
3x increase
$260.0
$150.5
$109.5
Underwritten FY 2023 EBITDA
Forecast FY 2023 EBITDA
Term Lease
Pool

WTG WEST TEXAS GAS

POP → Fixed Fee; Institution of Gas Price Pass-Throughs



% Fixed-Fee / Min. Margin
65%
82%
% Gas Price Pass-Through
35%
80%
At Close (Sept. 2021)
Q4 2022

Lineage

Increased Take-or-Pay / Space Guarantees



+$297M (34% CAGR)
$215M
$273M
$441M
$512M
2019
2020
2021
2022
Revenue Under Take-or-Pay / Space Guarantees

Stonepeak

COD = commercial operations date. FID = financial investment date. MW = megawatt. MVC = minimum volume commitment. POP = percent of proceeds. Sources: Oryx, TRAC, Whistler, WTG, Cologix, and Lineage (December 2022). Note: There can be no assurance that Stonepeak will be able to implement its investment objectives or avoid substantial losses. There is no guarantee that Stonepeak or any of its managed funds will be successful. There can be no guarantee that any past trends will continue or that any estimates or projections will be met. Please refer to the "Important Information" at the end of this presentation for additional information.

Strictly Confidential and Trade Secret 7

Stonepeak Employs a Comprehensive, Multi-Faceted Strategy to Drive Growth, Including Continued Reinvestment

★ *Case study on following page*

Completed / Targeted Operational Strategy

Selected Stonepeak Investments	Bolster Management Team / Processes	Manage Construction / Build-Out	Business Development / Organic Growth	Post-Closing Investment
Northstar	✓			
Tidewater	✓		✓	✓
Carlsbad	✓	✓		
CCR	✓	✓	✓	
Paradigm	✓	✓	✓	✓
★ Vertical Bridge			✓	✓
Extenet	✓	✓	✓	✓
Hygo	✓	✓	✓	✓
Stonepeak N.E. Power	✓	✓	✓	✓
Cologix	✓	✓	✓	✓
euNetworks	✓		✓	✓
★ Lineage			✓	✓
Oryx Midstream	✓		✓	✓
Venture Global LNG		✓		
WTG Whistler		✓	✓	✓
Xplornet	✓	✓	✓	✓
TRAC	✓		✓	
★ Digital Edge	✓	✓	✓	✓
Astound	✓	✓	✓	✓
Infra. Logistics Platform				✓
★ Emergent Cold LatAm	✓	✓	✓	✓
Lumen	✓	✓	✓	✓
Delta Fiber	✓	✓	✓	✓
Teekay		✓	✓	✓

Stonepeak has invested significant capital post initial acquisition for a majority of its investments, enabling transformational organizational growth

Stonepeak

Note: There can be no assurance that Stonepeak will be able to implement its investment objectives or avoid substantial losses. There is no guarantee that Stonepeak or any of its managed funds will be successful. There can be no guarantee that any past trends will continue or that any estimates or projections will be met. Please refer to the "Important Information" at the end of this presentation for additional information.

Strictly Confidential and Trade Secret 8

Platform Creation / Bolt-On M&A

Partnering with high-quality management teams to consolidate fragmented sectors into high-quality portfolios

Digital Edge

Installed MW Ramp (Inclusive of Signed Deals Only)



Stonepeak creates platform
0
14
44
53
70
130
145
197
2019A
2020A
2021A
2022A
2023E
2024E
2025E
2026E
Japan
Korea
India
SE Asia
China

Lineage

Lineage Capacity (MM Cu. Ft.)



70% of current Lineage capacity acquired since Stonepeak investment
Stonepeak investment in Lineage
44
103
117
38
300
63
45
129
140
713
408
700
2008-2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021 - June 2022

verticalbridge

Valuation Premium for Scale Platform



627
8,000
Owned / Managed Sites: Entry
Owned / Managed Sites: Exit
+91% Multiple Expansion
18.3x
34.9x
TCF Multiple: Entry 1
TCF Multiple: Exit

emergentcold

Cumulative TEV via Acquisition ($mm)



$294.3
$247
$125
$666.1
2021
2022
YTD Feb 2023
Total

TCF = tower cash flow. TEV = total enterprise value. Sources: Digital Edge and EC LatAm company materials (December 2022), Lineage company materials (June 2022), Vertical Bridge company materials (August 2021). Note: There can be no assurance that Stonepeak or any of its managed funds will be able to implement its investment objectives or avoid substantial losses. There is no guarantee that Stonepeak will be successful. There can be no guarantee that any past trends will continue or that any estimates or projections will be met. Please refer to the "Important Information" at the end of this presentation for additional information.
1) Owned / Managed sites at entry and exit are as of November 2014 and October 2021 respectively. TCF multiple at entry represents the blended acquisition multiple for tower transactions across the Vertical Bridge platform between 2014 to 2021. TCF multiple at exit is as of October 2021.

Stonepeak Strictly Confidential and Trade Secret 9

Operational Value-Add Plan Strictly Confidential and Trade Secret

Core Framework for Akumin Partnership Opportunity to leverage operational expertise and access to capital to complete business transformation at Akumin In our view, timely consummation of the proposed transaction at this juncture provides necessary liquidity and expertise for value-maximizing operational turnaround 1 Disciplined oversight and leading operational support 2 Prudent stewardship with history of sustainable balance sheets and conservative financial policies 3 Experience providing significant growth capital investments Note: The plan presented herein is for illustrative purposes solely to provide information regarding Stonepeak’s current views and expectations regarding the opportunities that may become available. Stonepeak may modify and adapt its approach and investment decision-making process as it determines appropriate. There can be no guarantee that any past trends or estimates will continue or that any future projections will be met. Any data shown here is Strictly Confidential and Trade Secret for illustrative purposes only and is not investment advice. Please see the “Important Information” at the end of this presentation for additional information about forward-looking statements.

Key Operating Theme: Volume Capture Keys to Volume Growth Increase volume from Maximize schedule & ensure Have the right people referrers and patients seamless patient experience at the right place at the right time to provide high-quality care Process to sustained value Growing same-store volumes is imperative to achieving improved results Note: The plan presented herein is for illustrative purposes solely to provide information regarding Stonepeak’s current views and expectations regarding the opportunities that may become available. Stonepeak may modify and adapt its approach and investment decision-making process as it determines appropriate. There can be no guarantee that any past trends or estimates will continue or that any future projections will be met. Any data shown here is Strictly Confidential and Trade Secret for illustrative purposes only and is not investment advice. Please see the “Important Information” at the end of this presentation for additional information about forward-looking statements.

180 Day Plan – Key Areas of Operational Focus Stonepeak has identified key operating advisors to help guide transformation initiatives Key Workstreams Financial Operating Technology and Human Resources Reporting Cadence Platform Integration Managed Care / Account and Churn Compensation Customer Sales Organization Management Structure Contracting Revenue Cycle Scheduling Health IT Vendor Management Management Capital Planning / Equipment Service Oncology Payor M&A Business Strategy Relationships Development Note: The plan presented herein is for illustrative purposes solely to provide information regarding Stonepeak’s current views and expectations regarding the opportunities that may become available. Stonepeak may modify and adapt its approach and investment decision-making process as it determines appropriate. There can be no guarantee that any past trends or estimates will continue or that any future projections will be met. Any data shown here is Strictly Confidential and Trade Secret for illustrative purposes only and is not investment advice. Please see the “Important Information” at the end of this presentation for additional information about forward-looking statements.

(

Stonepeak Investment Thesis Strictly Confidential and Trade Secret

Stonepeak Investment Thesis

Sector tailwinds identified in 2021 are proving out; however, we believe operational overhaul and discipline are required for Akumin to capture its share of market growth

	Thematic Opportunity
1 Organic Growth Supported by Sector Tailwinds	• Healthcare services volumes growing: o Aging and expanding population o Preventative care o Radiology core backbone for diagnosis, prevention, intervention • Rising healthcare costs and higher prevalence of higher-deductible health plan driving search for lower cost modes of care o Both payors and patients • Independent sites provide demonstrable savings vs. hospital-based
2 Platform Scale Enables Sales Efficiencies and Operating Leverage	• Key business attributes (scale, diverse offerings, barriers to entry, and attractive markets) provide built-in competitive advantages: o 48 state footprint o >1,100 existing hospital and health system customers o Density in growth markets (TX, FL) o Geographies aligned with Certificate of Need ("CON") states, o Opportunities to cross-sell across fixed, mobile, and oncology
3 Consolidation Opportunity	• Highly fragmented market: o >6,000 imaging centers across U.S. o >2,300 radiotherapy centers • <10% market share for leading platforms • Attractive multiples for tuck-ins (est. 3-6x[1] for small networks of facilities)

Stonepeak maintains its conviction of long-term tailwinds fueling growth in the outpatient radiology and oncology sectors

Source: RDNT data based on public company disclosures through June 2023. 1) Based on peer public company disclosure as of June 2023.

Note: There can be no guarantee that any past trends or estimates will continue or that any future projections will be met. Any data shown here is for illustrative purposes only and is not investment advice. Any data shown here is for illustrative purposes only and is not investment advice. The comparisons are presented for illustrative purposes only. The entities referenced herein may not be portfolio companies of Stonepeak and there is no assurance that Stonepeak will b e able to obtain comparable returns, implement its investment strategy, achieve its investment objectives, or avoid substantial losses. Public investments are inherently more volatile than private investment. A different selection of companies could suggest dissimilar trends. Please see the "Important Information" at the end of this presentation for additional information.

Stonepeak Strictly Confidential and Trade Secret 15

1 Organic Growth Tailwinds – Radiology

Freestanding radiology sector volumes continue to benefit from secular volume tailwinds

Aging Population

(% of Population)[1]



25%
23%
20%
18%
15%
'16
'20
'30
'40
'50
'60
Under 18
Adults 65+

- Key sources driving greater imaging demand:
  - Aging population (e.g., Baby Boomers, >55mm US residents >65)
  - Broader awareness of preventative screening
    - Annual mammogram
- Imaging can help reduce overall healthcare costs through early diagnosis, while also driving better patient outcomes

MRI Pricing (Hospital vs Freestanding Locations)

($ per Scan)[2]

- Radiology procedures: 2-3x cheaper at freestanding facilities than equivalent offerings in hospitals
- Site neutral reimbursement shift expected to pressure hospital rates, expediting development of partnerships with freestanding providers



$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
AK MI SC WI OK OR WA OH CT TX ID DC VA FL IL TN WY
--- Hospital
--- IDTF[1]
Indep. Diagnostic Testing Facility

Cost is Key Determinate of Radiology Providers[3]



100%
75%
50%
25%
0%
89%
39%
26%
26%
Low Cost
High Quality
Market Share
Hospital Affiliation

- Payors increasingly steering patients to lower cost options across alternate site healthcare sectors

Prevalence of Higher-Deductible Health Care Plans

(% of Workers with High-Deductible Plan)[2]



5%
28%
2006
2017

Imaging Volume Performed at Freestanding Locations

(% of Total U.S. Imaging Volumes)[2]

- Pricing differential, higher levels of convenience, and perceived customer service continue to shift patient preferences to freestanding imaging centers, in our view
- Pharma advances in tracers also reinvigorating PET / CT demand



17%
30%
36%
2014
2020
2024

Stonepeak

Source: 1) U.S. Census Bureau; 2) Marwood analysis and Healthcare Financial Management Association, 3) Marwood Diagnostic Imaging Commercial & Market Surveys, as of June 2021. Note: There can be no guarantee that any past trends or estimates will continue or that any future projections will be met. Any data shown here is for illustrative purposes only and is not investment advice. The comparisons are presented for illustrative purposes only. The entities referenced herein may not be portfolio companies of Stonepeak and there is no assurance that Stonepeak will b e able to obtain comparable returns, implement its investment strategy, achieve its investment objectives, or avoid substantial losses. Public investments are inherently more volatile than private investment. A different selection of companies could suggest dissimilar trends. Please see the "Important Information" at the end of this presentation for additional information.

Strictly Confidential and Trade Secret 16

1 Organic Growth Tailwinds – Oncology

Radiation oncology sector is experiencing similar volume expansion dynamics

Overview

- Cancer cases and treatments continue to increase:
  - Aging population
  - Growing chronic illnesses correlated to cancer (e.g., obesity)
  - Improving diagnosis rate (per improved technology)
  - Continued elevated cancer recurrence rates (e.g., est. 30% for breast cancer)
  - General awareness (preventative screening)
- Radiotherapy continues to be utilized in 2/3 of all U.S. cancer patient treatments (either as an adjunct or standalone treatment)
- Market remains fragmented, with ~2,300 radiotherapy centers in U.S. supporting an ~$3Bn U.S. market, with no player comprising >10% share[2]
  - Much of market handled by hospitals, with fewer competing independent players to Akumin today
- Patient base and hospital referral networks overlap with radiology

Oncology Radiotherapy Equipment

- External beam treatment modalities – including those offered at Akumin sites such as LINAC and SRS – are heavily utilized, as they generally expose patients to lower overall radiation

LINAC



SRS



U.S. Cancer Cases over Time

# of New Cancer Cases (000's)[1]


+3.0%
1,735
1,807
1,918
2018
2020
2022

Cancer Cases Addressed by Radiation

(% of Total U.S. Cancer Cases utilizing Radiation)[2]

- Radiation utilization has increased over past decade


+11%
55%
66%
2006
2019

Stonepeak

Sources: 1) Cancer.org publicly available statistics as of August 2023; 2) CMS, American Cancer Society, National Cancer Institute, Advisory Board as of 2021; Note: There can be no guarantee that any past trends or estimates will continue or that any future projections will be met. Any data shown here is for illustrative purposes only and is not investment advice. Please see the "Important Information" at the end of this presentation for additional information.

Strictly Confidential and Trade Secret 17

❶ Organic Growth Tailwinds – AKU Performance vs. RDNT

Same-Store Volume Growth Comparison

(2Q 2023 YoY Same-Store Growth %)



MRI
PET / CT
CT
Routine Imaging
Overall
7%
6%
19%
NA
7%
8%
(23%)
17%
16%
9%
(3%)
2%
11%
(6%)
(4%)
4%
2%
N/A
5%
4%
3%
(1%)
16%
(5%)
(0%)
Akumin
RDNT
Mobile
Fixed
ADG
Total Rad

Revenue Comparison



1H23 YoY Growth
FY23E YoY Growth
1H23
1H22
+14%
694
790
(8%)
125
115
+12%
1,426
1,593
(5%)
245
232
RDNT
AKU Fixed
RDNT
AKU Fixed

Adj. EBITDA Comparison



1H23 YoY Growth
FY23E YoY Growth
+20%
97
116
(80%)
13
3
+13%
209
237
(88%)
23
3
RDNT
AKU Fixed
RDNT
AKU Fixed

Stonepeak

Sources: RDNT figures based on RDNT public company filings and disclosures through August 2023; AKU same-store volume data and fixed radiology financials based on internal company materials through June 2023.
Note: There can be no guarantee that any past trends or estimates will continue or that any future projections will be met. Any data shown here is for illustrative purposes only and is not investment advice. The comparisons are presented for illustrative purposes only. The entities referenced herein may not be portfolio companies of Stonepeak and there is no assurance that Stonepeak will be able to obtain comparable returns, implement its investment strategy, achieve its investment objectives, or avoid substantial losses. Public investments are inherently more volatile than private investment. A different selection of companies could suggest dissimilar trends. Please see the "Important Information" at the end of this presentation for additional information.

Strictly Confidential and Trade Secret 18

❷ Platform Scale Benefits

Broad geographic reach combined with diverse offerings affords commercial opportunities

Akumin's Broad Geographic Footprint[1]



Radiology Locations
Radiology & Oncology Locations
Oncology Locations (Only)

- 48 states and 180 total owned and/or operated sites
- Value proposition to a variety of multi-site health systems, payors, patients, and other referrers afforded by:
  - Broad site network
  - Location flexibility (via mobile)
  - Breadth of offerings (radiology and oncology across modalities)

States with CON Legislation[2]



State with CON Program

- AKU operations in all 35 states with CON programs in place, which may prevent (or delay) new, smaller scale entrants
- High equipment costs also shield against new entrants, in our view, favoring established players, particularly given:
  - Multiple machines required for multi-modality sites
  - Cost pressures in healthcare services post-COVID

Individual Market Density

State	# of Sites
AKU Fixed Sites (excl. Mobile / Onc.)[1]	
FL	78
TX	23
MA	19
PA	10
DE	6
All Other	42
Total	**178**

State	# of Sites
RDNT Fixed Sites[3]	
CA	161
NY	99
MD	55
NJ	30
DE	10
All Other	13
Total	**368**

Stonepeak

Sources: 1) Latest internal Akumin footprint map and ledger as of August 2023; 2) Marwood CON state summary as of 2021; 3) RDNT sites based on public company website as of August 2023
Note: There can be no guarantee that any past trends or estimates will continue or that any future projections will be met. Any data shown here is for illustrative purposes only and is not investment advice. The comparisons are presented for illustrative purposes only. The entities referenced herein may not be portfolio companies of Stonepeak and there is no assurance that Stonepeak will be able to obtain comparable returns, implement its investment strategy, achieve its investment objectives, or avoid substantial losses. Public investments are inherently more volatile than private investment. A different selection of companies could suggest dissimilar trends. Please see the "Important Information" at the end of this presentation for additional information.

Strictly Confidential and Trade Secret 19

2 Platform Scale Benefits

Despite these advantages, we believe AKU has not unlocked its full commercial potential

'21 and '22 AKU New Radiology Revenue by Source

(% of Total New Revenue in '21 and '22)[1]



Interim Leads & Other, 5.8%
Campaign, 5.6%
Cold Call, 2.5%
Customer Referral, 2.4%
MKT, 7.0%
Physician Referral, 0.4%
Internal and Former Employee Referral, 6.3%
Existing Relationship, 70.1%

Stonepeak believes there is opportunity to revitalize commercial efforts, particularly around hospital partnerships and referrers, which will serve as key driver of turnaround

Capitated Contracts and Hospital Pricing Relationships

RDNT Imaging Revenue Breakout

(LTM 6/30/23 by Payment Type)[2]



Other 6%
Worker's Comp. 3%
Commercial 55%
Capitated 10%
Gov. Pay (Medicare + Medicaid) 25%

- Capitated arrangements are ~10% of RDNT sales
- Alternative pricing is key opportunity for AKU
  - No capitation today
  - Value-based pay could offset fewer treatments per case in Oncology (as technology improves)
- ***Leveraging close existing hospital relationships key***

Radiology Hospital Partnerships Case Study[2]

- RDNT has publicized its efforts to establish fixed radiology JVs with health systems
  - 23 to date
- Eliminates hospital competitors, creates natural driver of volumes, establishes additional leverage with payors for RDNT while allowing hospital to reap benefits of sector tailwinds with experienced operating partner
- RDNT has opened partnerships in new geographies with existing partners
  - Example: Digital Health a partner in CA initially in 2016; extended through another JV in Arizona in 2020

Stonepeak

Sources: 1) Internal AKU materials, with data through 2022; 2) RDNT public company filings and disclosures through August 2023
Note: There can be no guarantee that any past trends or estimates will continue or that any future projections will be met. Any data shown here is for illustrative purposes only and is not investment advice. The comparisons are presented for illustrative purposes only. The entities referenced herein may not be portfolio companies of Stonepeak and there is no assurance that Stonepeak will be able to obtain comparable returns, implement its investment strategy, achieve its investment objectives, or avoid substantial losses. Public investments are inherently more volatile than private investment. A different selection of companies could suggest dissimilar trends. Please see the "Important Information" at the end of this presentation for additional information.

Strictly Confidential and Trade Secret 20

❸ Consolidation Opportunity

Akumin remains a natural consolidator in the fragmented outpatient imaging space

Highly Fragmented Market[1]



~80-85%
~6%
RadNet
~3%
AKUMIN
<3%
SimonMed
<3%
US Radiology Specialists
<3%
CDI

Akumin Historical Annual M&A[2]



Existing Sites
New Sites in Given Year
Reduction given shuttering of unprofitable sites
2016: 39 (13 existing, 26 new)
2017: 64 (39 existing, 25 new)
2018: 84 (64 existing, 20 new)
2019: 124 (84 existing, 40 new)
2020: 126 (124 existing, 2 new)
2021: 205 (126 existing, 79 new)
2022: 180 (180 existing)

- **Improved cap structure through equitization of Stonepeak's unsecured notes (per contemplated transaction) is intended to provide greater flexibility to pursue expansion efforts**
- **Stonepeak expects to take hands-on approach in supporting business' M&A function**

- Historical M&A execution
  - 13 fixed site centers in 2015 to 205 post Alliance acquisition
- Capital structure constraints since 2021 have stifled M&A engine and hindered ability to pursue de novo site expansion strategy
- Restart of expansion could support:
  - Site density in key markets
  - Robust referral networks across local, regional & national footprint
  - Operational savings through integration

Sources: 1) Based on public company websites and general market intelligence; 2) Internal Akumin data on historical acquisitions through 2022.
Note: There can be no guarantee that any past trends or estimates will continue or that any future projections will be met. Any data shown here is for illustrative purposes only and is not investment advice. The comparisons are presented for illustrative purposes only. The entities referenced herein may not be portfolio companies of Stonepeak and there is no assurance that Stonepeak will be able to obtain comparable returns, implement its investment strategy, achieve its investment objectives, or avoid substantial losses. Public investments are inherently more volatile than private investment. A different selection of companies could suggest dissimilar trends. All rights to the trademarks and/or logos listed herein belong to their respective owners and Stonepeak's use hereof does not imply affiliation with, or endorsement by, the owners of these trademarks and/or logos. Please see the "Important Information" at the end of this presentation for additional information.

Stonepeak
Strictly Confidential and Trade Secret 21

Recent Financial Performance Review Strictly Confidential and Trade Secret

Historical Revenue – Pro Forma Combined Company (adj. for Disc. Ops.)

Modest topline growth (excl. discontinued ops) since 2019

FY2019A to FY2023E Bridge

Pro Forma Revenue ($mm)[1]



790 Revenue (incl. Disc. Ops)
75 Disc. Ops
716
Revenue from Cont. Ops
(32)
(0)
742
59
683
+41
+3
747
19
728
+29
(8)
750
749
+5
(3)
751[2]
FY19A
Radiology
Oncology
FY20A
Radiology
Oncology
FY21A
Radiology
Oncology
FY22A
Radiology
Oncology
FY23E

Commentary

- Core business (excl. discontinued ops – see below) has grown at 1.2% per annum since 2019 ('19 – '23E CAGR); relatively flat topline results forecasted for 2023E
- 2020: Oncology resilient (non-elective volumes); radiology impacted by the COVID-19 pandemic ("COVID") (temporary site shuttering, non-essential / preventative care postponement, COVID lockdowns reducing outdoor / strenuous activity)
- 2021 – 2022:
  - Radiology – COVID bounce back (routines resume) plus ADG acquisition (Beaches, 2021), partly muted by continuing site disruptions (Ian, COVID)
  - Oncology – 2022 decline from roll-off of four decade-long hospital partnership contracts from early 2010s (hospitals exercise option to in-house)
- 2023: Fixed radiology segment underperformance has offset volume growth in others (e.g., mobile rad) – please see further detail on following pages
- Disc. Ops: A) legacy AHCS interventional business, B) AZ oncology partnership (AO of AZ) – both unprofitable and sold to partners pre-'21 merger

Stonepeak

Footnotes: 1) Historical "pro forma" metrics include both legacy Akumin and legacy Alliance; includes in-year contribution only for smaller tuck-ins; 2) $751mm of revenue based on latest internal Company forecast; disclosed $740-$750mm revenue guidance range reflects conservative assumption based on uncertainty around accounting treatment for expected collections following partnership disputes at 2 sites (e.g., whether recognized as revenue – as here – or other income)

Note: There can be no guarantee that any past trends will continue or that any future estimates or projections will be met. Any data shown here is for illustrative purposes only and is not investment advice. Past performance is not necessarily indicative of future results. Please see the "Important Information" at the end of this presentation for additional information.

Strictly Confidential and Trade Secret 23

Pricing vs. Volume Decomposition (excl. Discontinued Operations)

Despite challenged operating backdrop, topline (excl. Disc. Ops.) has grown 1.2% L5YE

Pro Forma (Combined Company) Historical Revenue Decomposition[1]

Year	2019	2020	2021	2022	2023[2]	CAGR ('19 - '23)
MRI Volumes (000's)	878.5	778.5	864.6	875.7	879.0	0.0%
MRI Price per Scan ($)	$360.5	$384.8	$366.1	$349.5	$348.5	(0.8%)
MRI Scan Based Revenue ($mm)	$316.7	$299.6	$316.5	$306.1	$306.3	(0.8%)
PET Volumes (000's)	146.1	123.0	127.0	132.5	144.2	(0.3%)
PET Price per Scan ($)	$855.4	$933.3	$948.3	$922.6	$915.2	1.7%
PET Scan Based Revenue ($mm)	$125.0	$114.8	$120.5	$122.2	$132.0	1.4%
CT Volumes (000's)	164.6	164.9	185.0	187.8	187.9	3.4%
CT Price per Scan ($)	$213.2	$210.2	$192.8	$179.0	$177.7	(4.5%)
CT Scan Based Revenue ($mm)	$35.1	$34.7	$35.7	$33.6	$33.4	(1.2%)
Routine Imaging Volumes (000's)	817.6	850.0	982.5	971.0	909.4	2.7%
Routine Imaging Price per Scan ($)	$57.1	$55.2	$62.7	$92.5	$87.1	11.2%
Routine Imaging Scan Based Revenue ($mm)	$46.7	$47.0	$61.6	$89.8	$79.2	14.2%
Total Volumes (000's)	2,006.8	1,916.4	2,159.1	2,167.0	2,120.6	1.4%
Avg. Price per Scan ($)	$260.8	$258.8	$247.4	$254.6	$259.8	(0.1%)
Total Scan Based Revenue ($mm)	$523.4	$496.0	$534.2	$551.8	$551.0	1.3%
Other Radiology Revenues ($mm)	63.0	58.5	61.3	73.1	78.9	NA
Total Radiology Revenues ($mm)	$586.3	$554.4	$595.5	$624.8	$629.9	1.8%
Patient Starts (000's)	10.2	9.9	10.4	10.3	10.1[3]	(0.1%)
Price per Patient Start ($)	$12,447.0	$12,748.0	$12,506.9	$11,794.3	$11,098.0[3]	(2.8%)
Oncology Treatment Revenues ($mm)	$126.4	$126.1	$129.6	$122.0	$112.1[3]	(3.0%)
Other Oncology Revenues ($mm)	2.9	2.8	2.7	2.3	9.2[3]	NA
Total Oncology Revenue ($mm)	$129.3	$128.9	$132.3	$124.3	$121.3	(1.6%)
Total Revenue ($mm)	$715.7	$683.3	$727.8	$749.1	$751.2	1.2%

Footnotes: 1) Historical "pro forma" metrics include both legacy Akumin and legacy Alliance; includes in-year contribution only for smaller tuck-ins; 2) $751mm of revenue based on latest internal Company forecast; disclosed $740-$750mm revenue guidance range reflects conservative assumption based on uncertainty around accounting treatment for expected collections following partnership disputes at 2 sites (e.g., whether recognized as revenue – as here – or other income). 2023 Revenue from MUSC & Philly included in Other Oncology Revenues.

Note: There can be no guarantee that any past trends will continue or that any future estimates or projections will be met. Any data shown here is for illustrative purposes only and is not investment advice. Past performance is not necessarily indicative of future results. Please see the "Important Information" at the end of this presentation for additional information.

Stonepeak

Strictly Confidential and Trade Secret 24

Historical EBITDA – Pro Forma Combined Company

FY2019A to FY2023E Bridge

Pro Forma EBITDA excl. Disc. Ops ($mm)[1]



22.3%
EBITDA Margin %
24.7%
20.3%
19.2%
16.6%
159
EBITDA incl. Disc. Ops
168
146
Fixed site business key driver of margin deterioration (see cost breakout on page 29) – Stonepeak believes operational adjustment to manage costs in a variable manner (vs. fixed) will enable margin rebound
160
+9
+3
(3)
169
(8)
(3)
(11)
148
+2
(9)
+4
144
(19)
(2)
+2
125
FY19A
Radiology
Oncology
Corporate
FY20A
Radiology
Oncology
Corporate
FY21A
Radiology
Oncology
Corporate
FY22A
Radiology
Oncology
Corporate
FY23E

Commentary

- 2020: Short-term cost saving measures, combined with CARES Act support ($7mm), maintained margins in 2020 despite reduced topline results
- 2021-2022: Cost management faltered during operational bounce back for several reasons:
  - Labor cost inflation (admin. and technician turnover and wage inflation, '20 staffing action reversals, higher outsourced professional services fees)
  - Site expense inflation (medical supplies, rent, etc.)
  - Note: 2021 corporate cost increase driven by reallocation of legacy AKU costs from operations into corporate
- 2023: Margin underperformance driven by a) inability to adapt both fixed and variable costs adequately in response to volume declines in fixed segment, b) reduction in excess collections (present in 2022) related to accounts receivable balances from acquired companies, c) 2 additional oncology partnership roll-offs, d) ongoing elevated labor expenses for rad techs

Stonepeak

Footnotes: 1) Historical "pro forma" metrics include both legacy Akumin and legacy Alliance; includes in-year contribution only for smaller tuck-ins
Note: There can be no guarantee that any past trends will continue or that any future estimates or projections will be met. Any data shown here is for illustrative purposes only and is not investment advice. Past performance is not necessarily indicative of future results. Please see the "Important Information" at the end of this presentation for additional information.

Strictly Confidential and Trade Secret 25

2023 Monthly vs. Prior Year

Q1 tracked ahead of '22; however, weak April / June performance driving overall YoY declines

Revenue

	January	February	March	April	May	June
Monthly						
2022	$56.9	$58.2	$71.1	$64.1	$61.6	$66.5
% of FY22	7.6%	7.8%	9.5%	8.5%	8.2%	8.9%
2023	$60.6	$57.7	$69.3	$59.3	$63.5	$62.1
% Variance to 2022	6.5%	(1.0%)	(2.6%)	(7.4%)	3.1%	(6.7%)
Cumulative						
2022	$56.9	$115.1	$186.3	$250.3	$311.9	$378.4
% of FY22[1]	7.6%	15.4%	24.8%	33.4%	41.6%	50.5%
2023	$60.6	$118.3	$187.6	$246.9	$310.4	$372.4
% of Prior Year	106.5%	102.7%	100.7%	98.6%	99.5%	98.4%
Run Rate						
Implied 2023 RR[1]	$798.7	$770.1	$755.0	$739.3	$746.0	$737.8
% of Prior Year	106.5%	102.7%	100.7%	98.6%	99.5%	98.4%

- Q1 revenue slight beat over prior year
- Revenue trended ~50bps short of prior year through May; however, weak June performance exacerbated difference to 150bps decrease from '22 thru 1H 23

← *Illustrative Pro Forma Analysis (differs from mgmt. projections)*

EBITDA

	January	February	March	April	May	June
Monthly						
2022	$7.1	$8.6	$16.3	$12.8	$9.2	$16.2
% of FY22	4.9%	6.0%	11.3%	8.9%	6.4%	11.2%
2023	$10.3	$8.9	$14.0	$7.2	$10.5	$8.8
% Variance to 2022	45.2%	3.0%	(14.2%)	(44.1%)	14.5%	(45.4%)
Cumulative						
2022	$7.1	$15.7	$32.0	$44.8	$54.0	$70.2
% of FY22[1]	4.9%	10.9%	22.2%	31.1%	37.5%	48.7%
2023	$10.3	$19.1	$33.1	$40.3	$50.8	$59.7
% of Prior Year	145.2%	122.0%	103.5%	89.9%	94.1%	85.0%
Run Rate						
Implied 2023 RR[1]	$209.3	$175.8	$149.2	$129.6	$135.6	$122.5
% of Prior Year	145.2%	122.0%	103.5%	89.9%	94.1%	85.0%

- Q1 EBITDA beat prior year by 3.5%
- Weak April / June performance key drivers of YoY expected declines
- ***Margin deterioration exacerbating EBITDA declines (1H down 15%) vs. revenue (1H down 1.5%)***

← *Illustrative Pro Forma Analysis (differs from mgmt. projections)*

Stonepeak

Footnotes: 1) Run-rate methodology calculates implied FY23 figure based upon cumulative % of prior year achieved through each period.
Note: There can be no guarantee that any past trends will continue or that any future estimates or projections will be met. Any data shown here is for illustrative purposes only and is not investment advice. Past performance is not necessarily indicative of future results. Please see the "Important Information" at the end of this presentation for additional information.

Strictly Confidential and Trade Secret 26

2023 Performance: Revenue by Segment

Mobile business continues to grow, while legacy Akumin fixed sites deteriorate

1H22A vs. 1H23A



($mm)
% Change YoY
(7.8%)
(7.5%)
+7.2%
(5.5%)
(1.6%)
378.4
(9.8)
(3.3)
+10.6
(3.4)
372.4
1H22
Fixed
ADG
Mobile
Oncology
1H23

FY22A vs. FY23E



($mm)
(5.5%)
(0.6%)
+6.4%
(2.8%)
+0.2%
749.6
(13.4)
(0.5)
+18.9
(3.5)
751.2
FY22A
Fixed
ADG
Mobile
Oncology
FY23E

Commentary

- Strong Mobile radiology revenue
  - Buoyed by strong market growth, particularly in advanced PET / CT imaging
  - Relations with hospital partners remain strong
- Fixed site business represents largest component of underperformance
- Oncology operations performing steadily; however, 2 site roll-offs YTD

Stonepeak

Note: There can be no guarantee that any past trends will continue or that any future estimates or projections will be met. Any data shown here is for illustrative purposes only and is not investment advice. Past performance is not necessarily indicative of future results. Please see the "Important Information" at the end of this presentation for additional information.

Strictly Confidential and Trade Secret 27

2023 Performance: EBITDA by Segment 1H22A vs. 1H23A ($mm) % EBITDA 18.6% Margin 16.0% 70.2 1 3 2 +5.5 4 +2.8 59.7 (10.1) (6.4) (2.2) 1H22 Fixed ADG Mobile Oncology Corporate 1H23 FY22A vs. FY23E ($mm) 19.2% 16.6% 3 1 144.1 2 4 +4.6 +2.5 125.0 (20.7) (3.4) (2.1) FY22A Fixed ADG Mobile Oncology Corporate FY23E Note: There can be no guarantee that any past trends will continue or that any future estimates or projections will be met. Any data shown here is for illustrative purposes only and is not investment advice. Past performance is not necessarily indicative of future results. Strictly Confidential and Trade Secret 28 Please see the “Important Information” at the end of this presentation for additional information.

2023 Segment Review: Fixed Business

Note: EBITDA metrics pre-Corporate

EBITDA Bridge: 1H22A vs. 1H23A


($mm)
10.1%
% EBITDA Margin
12.6
(1.0)
(7.8%) Revenue
(788 bps) margin
(9.1)
2.2%
2.5
1H22
1H23 Rev @ 1H22 Margin
Margin Change
1H23

EBITDA Bridge: FY22A vs. FY23E


($mm)
9.5%
% EBITDA Margin
23.4
(1.3)
(5.5%) Revenue
(835 bps) margin
(19.4)
1.2%
2.7
FY22A
1H23 Rev @ 1H22 Margin
Margin Change
FY23E

Fixed Segment Cost Breakout – 1H22A vs. 1H23A


% of Sales
89.9%
+2.0%
+2.7%
+2.9%
Operating shift to manage labor, medical supplies, and prof. fees in variable manner necessary to curb cost overruns
+2.1%
(0.3%)
+0.7%
(0.0%)
(1.7%)
(0.5%)
97.8%
1H22
Labor
Med Suppl.
Prof. Fees
Rent / IT
Marketing
Other
Unit / Equip.
Field Mgmt
SG&A
1H23

Stonepeak

Note: There can be no guarantee that any past trends will continue or that any future estimates or projections will be met. Any data shown here is for illustrative purposes only and is not investment advice. Past performance is not necessarily indicative of future results. Please see the "Important Information" at the end of this presentation for additional information.

Strictly Confidential and Trade Secret 29

2023 Segment Review: ADG Business

Normalization in collections (vs. 2022 highs) along with wages have hurt margin

Note: EBITDA metrics pre-Corporate

EBITDA Bridge: 1H22A vs. 1H23A



($mm)
46.7%
% EBITDA Margin
20.9
(1.6)
(7.5%) Revenue
(1,178 bps) margin
(4.9)
34.9%
14.4
1H22
1H23 Rev @ 1H22 Margin
Margin Change
1H23

EBITDA Bridge: FY22A vs. FY23E



($mm)
41.7%
% EBITDA Margin
35.1
(0.2)
(0.6%) Revenue
(379 bps) margin
(3.2)
37.9%
31.7
FY22A
1H23 Rev @ 1H22 Margin
Margin Change
FY23E

Commentary

- 2022 saw elevated collection rates from recently acquired personal injury (ADG) acquisitions
- Driven by:
  - Tailored effort to drive up collection rate (i.e., cents on dollar) post-acquisitions
  - Easing of case backlog from COVID period
- Cash receipts in excess of AR on balance sheets from these collections flow straight down to EBITDA
- Normalization of these collections has disproportionately hurt margins
- Labor wage inflation also remains elevated given inability to backfill turnover at ADG sites to date
- Opportunity to replicate ADG's expansion in GA market across additional "no-fault" States

ADG Segment Cost Breakout – 1H22A vs. 1H23A



% of Sales
53.3%
+6.7%
+0.4%
+1.3%
+1.6%
+0.3%
+0.4%
+1.0%
+0.0%
0.1%
65.1%
1H22
Labor
Med Suppl.
Prof. Fees
Rent / IT
Marketing
Other
Unit / Equip.
Field Mgmt
SG&A
1H23

Stonepeak

Note: There can be no guarantee that any past trends will continue or that any future estimates or projections will be met. Any data shown here is for illustrative purposes only and is not investment advice. Past performance is not necessarily indicative of future results. Please see the "Important Information" at the end of this presentation for additional information.

Strictly Confidential and Trade Secret 30

2023 Segment Review: Mobile Business

Same-store volume growth has driven topline and margin improvement in mobile

Note: EBITDA metrics pre-Corporate

EBITDA Bridge: 1H22A vs. 1H23A


($mm)
33.7%
% EBITDA Margin
34.9%
49.3
+3.6
+7.2% Revenue
+1.9
+122 bps margin
54.8
1H22
1H23 Rev @ 1H22 Margin
Margin Change
1H23

EBITDA Bridge: FY22A vs. FY23E


($mm)
34.5%
% EBITDA Margin
33.9%
101.9
+6.5
+6.4% Revenue
(1.9)
(61 bps) margin
106.5
FY22A
1H23 Rev @ 1H22 Margin
Margin Change
FY23E

Commentary

- Ability to offer leading-edge PET / CT scans, in particular, has driven outsized volume in mobile radiology business
- Elevated medical supplies (bottom chart to left) driven by higher cost of PET / CT tracers, which are a pass-through item
- Proactive hiring of mobile unit drivers (often requiring less popular late-night shifts) in late 2022 reduced need for higher-priced spot work (reducing tractor costs, where drivers included)

Mobile Segment Cost Breakout – 1H22A vs. 1H23A


% of Sales
66.3%
(0.5%)
+3.1%
+0.0%
(0.0%)
(0.0%)
(0.1%)
(2.6%)
(0.6%)
(0.4%)
65.1%
1H22
Labor
Med Suppl.
Prof. Fees
Rent / IT
Marketing
Other
Tractor
Field Mgmt
SG&A
1H23

Stonepeak

Note: There can be no guarantee that any past trends will continue or that any future estimates or projections will be met. Any data shown here is for illustrative purposes only and is not investment advice. Past performance is not necessarily indicative of future results. Please see the "Important Information" at the end of this presentation for additional information.

Strictly Confidential and Trade Secret 31

4 2023 Segment Review: Oncology Business

Note: EBITDA metrics pre-Corporate

EBITDA Bridge: 1H22A vs. 1H23A

($mm)


37.1%
% EBITDA Margin
23.1
(1.3)
(5.5%) Revenue
(165 bps) margin
(1.0)
35.5%
20.8
1H22
1H23 Rev @ 1H22 Margin
Margin Change
1H23

EBITDA Bridge: FY22A vs. FY23E

($mm)


38.6%
% EBITDA Margin
48.1
(1.3)
(2.8%) Revenue
(65 bps) margin
(0.8)
37.9%
46.0
FY22A
1H23 Rev @ 1H22 Margin
Margin Change
FY23E

Commentary

- Stonepeak believes a re-focus on business development is essential for Oncology business growth

Oncology Segment Cost Breakout – 1H22A vs. 1H23A

% of Sales


62.9%
(0.1%)
+0.6%
+0.8%
+0.4%
(1.0%)
(0.3%)
(0.0%)
+0.4%
+0.9%
64.5%
1H22
Labor
Med Suppl.
Prof. Fees
Rent / IT
Marketing
Other
Unit / Tractor
Field Mgmt
SG&A
1H23

Stonepeak

Note: There can be no guarantee that any past trends will continue or that any future estimates or projections will be met. Any data shown here is for illustrative purposes only and is not investment advice. Past performance is not necessarily indicative of future results. Please see the "Important Information" at the end of this presentation for additional information.

Strictly Confidential and Trade Secret

32

Maintenance Capex

Adjusted for use of operating leases, maintenance capex remains consistent with prior years

FY2019A to FY2023E Summary

Pro Forma Revenue and Maintenance Capex ($mm)[1]

Revenue (excl. Disc. Ops)


716
683
728
749
751
FY19A
FY20A
FY21A
FY22A
FY23E

Maintenance Capex (excl. Disc. Ops)[2]


Capex
% of Sales
3.1%
3.1%
4.1%
2.7%
3.3%
22
21
30
20
24
FY19A
FY20A
FY21A
FY22A
FY23E 3

Commentary

- Over past four years, Akumin has spent ~3-4% of revenue on maintenance capex per annum
- For 2023E, the business's maintenance capex is trending in line with historicals; noting, unlike prior years, Akumin received 3 mobile units under operating leases in 2Q23 (i.e., expensed vs. capitalized), requiring a $5.1mm adjustment to enable apples-to-apples comparison vs. prior years
- 1H23A adjusted maintenance capex (annualized above) reflects 3.3% of revenue

Stonepeak

Footnotes: 1) Historical "pro forma" metrics include both legacy Akumin and legacy Alliance; includes in-year contribution only for smaller tuck-ins; 2) Maintenance capex figures based on all maintenance capex accrued in a given period (vs. cash outlay); 3) FY23E reflects annualization of 1H23A maintenance capex of $7.1mm plus $5.1mm of adjustments (expenditure on replacement machines, recognized as expense vs. capitalized)

Note: There can be no guarantee that any past trends will continue or that any future estimates or projections will be met. Any data shown here is for illustrative purposes only and is not investment advice. Past performance is not necessarily indicative of future results. Please see the "Important Information" at the end of this presentation for additional information.

Strictly Confidential and Trade Secret 33

Appendix

Supplementary Financial Materials Strictly Confidential and Trade Secret

Akumin Earnings Summary ('22 vs '23)

Key P&L Metrics by Segment ($mm)

Revenue	1H22	1H23	Var ($)	Var (%)	FY22	FY23	Var ($)	Var (%)
Fixed	125.2	115.4	(9.8)	(7.8%)	245.3	231.9	(13.4)	(5.5%)
ADG	44.7	41.3	(3.3)	(7.5%)	84.1	83.6	(0.5)	(0.6%)
Mobile	146.3	156.9	10.6	7.2%	295.4	314.3	18.9	6.4%
Rad Total	$316.2	$313.7	($2.5)	(0.8%)	$624.8	$629.9	$5.0	0.8%
Oncology	62.2	58.7	(3.4)	(5.5%)	124.8	121.3	(3.5)	(2.8%)
Total	$378.4	$372.4	($6.0)	(1.6%)	$749.6	$751.2	$1.5	0.2%

Adj. EBITDA (Pre-MI)	1H22	1H23	Var ($)	Var (%)	FY22	FY23	Var ($)	Var (%)
Fixed	12.6	2.5	(10.1)	(79.9%)	23.4	2.7	(20.7)	(88.3%)
ADG	20.9	14.4	(6.4)	(30.8%)	35.1	31.7	(3.4)	(9.6%)
Mobile	49.3	54.8	5.5	11.1%	101.9	106.5	4.6	4.5%
Rad Total	$82.8	$71.8	($11.0)	(13.3%)	$160.4	$141.0	($19.4)	(12.1%)
Oncology	23.1	20.8	(2.2)	(9.7%)	48.1	46.0	(2.1)	(4.4%)
Total Pre Corporate	$105.9	$92.6	($13.3)	(12.5%)	$208.5	$187.0	($21.5)	(10.3%)
Corporate	(35.7)	(32.9)	2.8	(7.7%)	(64.4)	(61.9)	2.5	(3.8%)
Total	$70.2	$59.7	($10.5)	(15.0%)	$144.1	$125.0	($19.1)	(13.2%)

Adj. EBITDA (Pre-MI) - Margin	1H22	1H23	Var ($)	Var (%)	FY22	FY23	Var ($)	Var (%)
Fixed	10.1%	2.2%		(788 bps)	9.5%	1.2%		(835 bps)
ADG	46.7%	34.9%		(1,178 bps)	41.7%	37.9%		(379 bps)
Mobile	33.7%	34.9%		122 bps	34.5%	33.9%		(61 bps)
Rad Total	26.2%	22.9%		(331 bps)	25.7%	22.4%		(329 bps)
Oncology	37.1%	35.5%		(165 bps)	38.6%	37.9%		(65 bps)
Total Pre Corporate	28.0%	24.9%		(312 bps)	27.8%	24.9%		(292 bps)
Corporate								
Total	18.6%	16.0%		(253 bps)	19.2%	16.6%		(258 bps)

Stonepeak

Note: There can be no guarantee that any past trends will continue or that any future estimates or projections will be met. Any data shown here is for illustrative purposes only and is not investment advice. Past performance is not necessarily indicative of future results. Please see the "Important Information" at the end of this presentation for additional information.

Strictly Confidential and Trade Secret 40

Akumin Cost Breakout by Segment (1 / 2) - % of Revenue

Costs as % of Revenue

Fixed Costs as a % of Revenue	1H22	1H23	Var (bps)	FY22	FY23	Var (bps)
Labor	34.5%	36.5%	203 bps	34.3%	37.8%	345 bps
Med Supplies	5.4%	8.0%	268 bps	5.7%	8.0%	236 bps
Prof Services Fees	15.4%	18.3%	287 bps	16.3%	17.7%	140 bps
Rent/Office/IT Expenses	12.4%	14.5%	214 bps	12.8%	14.5%	177 bps
Customer Marketing	0.8%	0.5%	(33 bps)	0.8%	0.6%	(17 bps)
Other Exp	0.4%	1.1%	70 bps	0.4%	0.8%	43 bps
Total Customer / Site	68.8%	78.9%	1,008 bps	70.1%	79.4%	924 bps
Unit & Tractor	7.8%	7.8%	(2 bps)	7.9%	7.8%	(5 bps)
Field Management	3.2%	1.5%	(165 bps)	2.9%	1.8%	(116 bps)
Total Costs (Pre SG&A)	79.8%	88.2%	841 bps	80.9%	89.0%	804 bps
Segment SG&A	10.1%	9.6%	(52 bps)	9.5%	9.9%	32 bps
Total Costs	89.9%	97.8%	788 bps	90.5%	98.8%	835 bps

ADG Costs as a % of Revenue	1H22	1H23	Var (bps)	FY22	FY23	Var (bps)
Labor	24.9%	31.6%	673 bps	27.7%	30.2%	244 bps
Med Supplies	1.0%	1.3%	35 bps	1.3%	1.2%	(12 bps)
Prof Services Fees	10.8%	12.1%	133 bps	11.3%	11.4%	14 bps
Rent/Office/IT Expenses	8.1%	9.7%	158 bps	8.7%	9.5%	88 bps
Customer Marketing	2.6%	2.9%	28 bps	2.8%	2.8%	5 bps
Other Exp	0.6%	1.0%	42 bps	0.5%	0.8%	26 bps
Total Customer / Site	47.9%	58.6%	1,069 bps	52.3%	55.9%	364 bps
Unit & Tractor	4.4%	5.5%	104 bps	4.9%	5.1%	13 bps
Field Management	-	-	-	-	-	-
Total Costs (Pre SG&A)	52.3%	64.1%	1,173 bps	57.2%	61.0%	377 bps
Segment SG&A	1.0%	1.0%	6 bps	1.0%	1.0%	1 bps
Total Costs	53.3%	65.1%	1,178 bps	58.3%	62.1%	379 bps

Stonepeak

Note: There can be no guarantee that any past trends will continue or that any future estimates or projections will be met. Any data shown here is for illustrative purposes only and is not investment advice. Past performance is not necessarily indicative of future results. Please see the "Important Information" at the end of this presentation for additional information.

Strictly Confidential and Trade Secret

41

Akumin Cost Breakout by Segment (2 / 2) - % of Revenue

Costs as % of Revenue

Mobile Costs as a % of Revenue	1H22	1H23	Var (bps)	FY22	FY23	Var (bps)
Labor	20.2%	19.7%	(52 bps)	20.2%	19.9%	(37 bps)
Med Supplies	10.8%	13.9%	312 bps	11.3%	14.1%	280 bps
Prof Services Fees	0.4%	0.5%	3 bps	0.4%	0.5%	4 bps
Rent/Office/IT Expenses	0.4%	0.4%	(4 bps)	0.4%	0.4%	(1 bps)
Customer Marketing	0.0%	0.0%	(1 bps)	0.0%	0.0%	1 bps
Other Exp	1.8%	1.7%	(14 bps)	1.8%	1.6%	(23 bps)
Total Customer / Site	33.8%	36.2%	243 bps	34.2%	36.5%	225 bps
Unit & Tractor	24.7%	22.1%	(265 bps)	24.5%	22.5%	(207 bps)
Field Management	3.9%	3.4%	(56 bps)	3.5%	3.4%	(12 bps)
Total Costs (Pre SG&A)	62.4%	61.6%	(77 bps)	62.3%	62.3%	6 bps
Segment SG&A	3.9%	3.4%	(44 bps)	3.2%	3.8%	55 bps
Total Costs	66.3%	65.1%	(122 bps)	65.5%	66.1%	61 bps

Oncology Costs as a % of Revenue	1H22	1H23	Var (bps)	FY22	FY23	Var (bps)
Labor	29.9%	29.8%	(13 bps)	29.3%	29.0%	(24 bps)
Med Supplies	1.6%	2.1%	57 bps	1.8%	2.2%	45 bps
Prof Services Fees	5.1%	5.9%	75 bps	5.2%	5.6%	36 bps
Rent/Office/IT Expenses	7.9%	8.3%	42 bps	7.7%	8.1%	45 bps
Customer Marketing	1.5%	0.5%	(102 bps)	1.3%	0.8%	(52 bps)
Other Exp	1.3%	1.1%	(27 bps)	1.2%	1.2%	4 bps
Total Customer / Site	47.3%	47.6%	32 bps	46.4%	47.0%	54 bps
Unit & Tractor	10.8%	10.8%	(1 bps)	10.7%	10.1%	(56 bps)
Field Management	1.4%	1.8%	39 bps	1.3%	1.4%	7 bps
Total Costs (Pre SG&A)	59.5%	60.2%	70 bps	58.5%	58.5%	5 bps
Segment SG&A	3.4%	4.4%	95 bps	3.0%	3.6%	59 bps
Total Costs	62.9%	64.5%	165 bps	61.4%	62.1%	65 bps

Stonepeak

Note: There can be no guarantee that any past trends will continue or that any future estimates or projections will be met. Any data shown here is for illustrative purposes only and is not investment advice. Past performance is not necessarily indicative of future results. Please see the "Important Information" at the end of this presentation for additional information.

Strictly Confidential and Trade Secret
42

Akumin Cost Breakout by Segment (1 / 2) – Nominal

Cost Breakout ($mm)

Fixed Segment Cost Breakout	1H22	1H23	Var ($)	Var (%)	FY22	FY23	Var ($)	Var (%)
Labor	43.2	42.1	(1.0)	(2.4%)	84.3	87.7	3.4	4.0%
Med Supplies	6.7	9.3	2.6	38.2%	13.9	18.6	4.7	33.9%
Prof Services Fees	19.3	21.1	1.8	9.4%	39.9	41.0	1.1	2.6%
Rent/Office/IT Expenses	15.5	16.7	1.3	8.1%	31.3	33.7	2.4	7.6%
Customer Marketing	1.0	0.6	(0.5)	(45.1%)	1.9	1.4	(0.5)	(26.0%)
Other Exp	0.5	1.2	0.8	164.3%	0.9	1.8	1.0	111.3%
Total Customer / Site	$86.2	$91.1	4.9	5.7%	$172.1	$184.1	12.0	7.0%
Unit & Tractor	9.8	9.0	(0.8)	(8.1%)	19.3	18.1	(1.2)	(6.0%)
Field Management	4.0	1.8	(2.2)	(55.7%)	7.1	4.1	(3.1)	(43.0%)
Total Costs (Pre SG&A)	$99.9	$101.8	1.9	1.9%	$198.5	$206.3	7.8	3.9%
Segment SG&A	12.7	11.1	(1.6)	(12.6%)	23.4	22.9	(0.5)	(2.3%)
Total Costs	$112.6	$112.9	0.3	0.3%	$222.0	$229.2	7.2	3.3%

ADG Segment Cost Breakout	1H22	1H23	Var ($)	Var (%)	FY22	FY23	Var ($)	Var (%)
Labor	11.1	13.1	2.0	17.5%	23.3	25.2	1.9	8.2%
Med Supplies	0.4	0.5	0.1	26.7%	1.1	1.0	(0.1)	(9.7%)
Prof Services Fees	4.8	5.0	0.2	3.9%	9.5	9.6	0.1	0.6%
Rent/Office/IT Expenses	3.6	4.0	0.4	10.5%	7.3	8.0	0.7	9.6%
Customer Marketing	1.2	1.2	0.0	2.3%	2.3	2.4	0.0	1.1%
Other Exp	0.3	0.4	0.2	60.9%	0.5	0.7	0.2	46.5%
Total Customer / Site	$21.4	$24.2	2.8	13.2%	$44.0	$46.8	2.8	6.4%
Unit & Tractor	2.0	2.3	0.3	14.2%	4.2	4.2	0.1	2.0%
Field Management	–	–	–	NA	–	–	–	NA
Total Costs (Pre SG&A)	$23.4	$26.5	3.1	13.2%	$48.1	$51.0	2.9	6.0%
Segment SG&A	0.4	0.4	(0.0)	(2.2%)	0.9	0.9	0.0	0.8%
Total Costs	$23.8	$26.9	3.1	13.0%	$49.0	$51.9	2.9	5.9%

Stonepeak

Note: There can be no guarantee that any past trends will continue or that any future estimates or projections will be met. Any data shown here is for illustrative purposes only and is not investment advice. Past performance is not necessarily indicative of future results. Please see the "Important Information" at the end of this presentation for additional information.

Strictly Confidential and Trade Secret 43

Akumin Cost Breakout by Segment (2 / 2) – Nominal

Cost Breakout ($mm)

Mobile Segment Cost Breakout	1H22	1H23	Var ($)	Var (%)	FY22	FY23	Var ($)	Var (%)
Labor	29.6	30.9	1.3	4.5%	59.8	62.5	2.7	4.4%
Med Supplies	15.9	21.9	6.0	38.1%	33.3	44.2	10.9	32.9%
Prof Services Fees	0.7	0.8	0.1	14.9%	1.2	1.4	0.2	17.4%
Rent/Office/IT Expenses	0.7	0.6	(0.0)	(1.8%)	1.3	1.3	0.0	3.7%
Customer Marketing	0.0	0.0	(0.0)	(60.6%)	0.0	0.1	0.0	121.5%
Other Exp	2.6	2.6	(0.0)	(1.1%)	5.4	5.0	(0.4)	(6.8%)
Total Customer / Site	$49.4	$56.8	7.4	15.0%	$101.0	$114.6	13.5	13.4%
Unit & Tractor	36.2	34.6	(1.5)	(4.3%)	72.5	70.6	(1.9)	(2.6%)
Field Management	5.7	5.3	(0.5)	(8.1%)	10.4	10.6	0.3	2.7%
Total Costs (Pre SG&A)	$91.3	$96.7	5.4	5.9%	$183.9	$195.8	11.9	6.5%
Segment SG&A	5.7	5.4	(0.3)	(5.0%)	9.6	11.9	2.4	24.5%
Total Costs	$97.0	$102.1	5.1	5.3%	$193.5	$207.8	14.3	7.4%

Oncology Segment Cost Breakout	1H22	1H23	Var ($)	Var (%)	FY22	FY23	Var ($)	Var (%)
Labor	18.6	17.5	(1.1)	(5.9%)	36.5	35.2	(1.3)	(3.6%)
Med Supplies	1.0	1.2	0.3	28.8%	2.2	2.7	0.5	22.2%
Prof Services Fees	3.2	3.4	0.3	8.3%	6.5	6.8	0.3	3.9%
Rent/Office/IT Expenses	4.9	4.9	(0.0)	(0.5%)	9.6	9.9	0.3	2.8%
Customer Marketing	1.0	0.3	(0.7)	(68.4%)	1.7	1.0	(0.7)	(40.4%)
Other Exp	0.8	0.6	(0.2)	(24.6%)	1.5	1.5	0.0	0.9%
Total Customer / Site	$29.4	$28.0	(1.4)	(4.9%)	$58.0	$57.0	(1.0)	(1.7%)
Unit & Tractor	6.7	6.3	(0.4)	(5.6%)	13.3	12.3	(1.0)	(7.9%)
Field Management	0.9	1.0	0.2	21.4%	1.7	1.7	0.0	2.2%
Total Costs (Pre SG&A)	$37.0	$35.3	(1.6)	(4.4%)	$73.0	$71.0	(2.0)	(2.7%)
Segment SG&A	2.1	2.6	0.4	20.6%	3.7	4.3	0.6	16.6%
Total Costs	$39.1	$37.9	(1.2)	(3.1%)	$76.7	$75.3	(1.4)	(1.8%)

Stonepeak

Note: There can be no guarantee that any past trends will continue or that any future estimates or projections will be met. Any data shown here is for illustrative purposes only and is not investment advice. Past performance is not necessarily indicative of future results. Please see the "Important Information" at the end of this presentation for additional information.

Strictly Confidential and Trade Secret 44

Note: EBITDA metrics 1H Results: Segment EBITDA Bridges pre-Corporate Fixed Segment ADG Segment ($mm) ($mm) 10.1% % EBITDA 46.7% Margin 20.9 Change from topline 34.9% 12.6 assuming constant costs 14.4 (3.3) (3.1) 2.2% 2.5 (9.8) (0.3) 1H22 Costs Other 1H23 1H22 Costs Other 1H23 Constant Change Constant Change Mobile Segment Oncology Segment ($mm) ($mm) 34.9% 37.1% 33.7% 35.5% +10.6 54.8 23.1 +1.2 20.8 49.3 (5.1) (3.4) 1H22 Costs Other 1H23 1H22 Costs Other 1H23 Constant Change Constant Change Note: There can be no guarantee that any past trends will continue or that any future estimates or projections will be met. Any data shown here is for illustrative purposes only and is not investment advice. Past performance is not necessarily indicative of future results. Strictly Confidential and Trade Secret Please see the “Important Information” at the end of this presentation for additional information.

Note: EBITDA metrics FY23E Reforecast: Segment EBITDA Bridges pre-Corporate Fixed Segment ADG Segment ($mm) ($mm) % EBITDA 41.7% 9.5% 37.9% Margin Change from topline 35.1 23.4 assuming constant costs 31.7 (0.5) (2.9) 1.2% (13.4) 2.7 (7.2) FY22A Costs Other FY23E FY22A Costs Other FY23E Constant Change Constant Change Mobile Segment Oncology Segment ($mm) ($mm) 33.9% 34.5% 38.6% +18.9 37.9% 101.9 106.5 48.1 (14.3) +1.4 46.0 (3.5) FY22A Costs Other FY23E FY22A Costs Other FY23E Constant Change Constant Change Note: There can be no guarantee that any past trends will continue or that any future estimates or projections will be met. Any data 46 shown here is for illustrative purposes only and is not investment advice. Past performance is not necessarily indicative of future results. Strictly Confidential and Trade Secret Please see the “Important Information” at the end of this presentation for additional information.

1H Results: Fixed & ADG Nominal Cost Breakout

Note: EBITDA metrics pre-Corporate

Fixed Segment Cost Breakout – 1H22A vs. 1H23A

Nominal Change ($mm)



112.6
(1.0)
+2.6
+1.8
+1.3
(0.5)
+0.8
(0.8)
(2.2)
(1.6)
112.9
1H22
Labor
Med Suppl.
Prof. Fees
Rent / IT
Marketing
Other
Tractor
Field Mgmt
SG&A
1H23

ADG Segment Cost Breakout – 1H22A vs. 1H23A

Nominal Change ($mm)



23.8
+2.0
+0.1
+0.2
+0.4
+0.0
+0.2
+0.3
+0.0
(0.0)
26.9
1H22
Labor
Med Suppl.
Prof. Fees
Rent / IT
Marketing
Other
Tractor
Field Mgmt
SG&A
1H23

Stonepeak

Note: There can be no guarantee that any past trends will continue or that any future estimates or projections will be met. Any data shown here is for illustrative purposes only and is not investment advice. Past performance is not necessarily indicative of future results. Please see the "Important Information" at the end of this presentation for additional information.

Strictly Confidential and Trade Secret

47

1H Results: Mobile & Oncology Nominal Cost Breakout

Note: EBITDA metrics pre-Corporate

Mobile Segment Cost Breakout – 1H22A vs. 1H23A


Nominal Change ($mm)
97.0
+1.3
+6.0
+0.1
(0.0)
(0.0)
(0.0)
(1.5)
(0.5)
(0.3)
102.1
1H22
Labor
Med Suppl.
Prof. Fees
Rent / IT
Marketing
Other
Tractor
Field Mgmt
SG&A
1H23

Oncology Segment Cost Breakout – 1H22A vs. 1H23A


Nominal Change ($mm)
39.1
(1.1)
+0.3
+0.3
(0.0)
(0.7)
(0.2)
(0.4)
+0.2
+0.4
37.9
1H22
Labor
Med Suppl.
Prof. Fees
Rent / IT
Marketing
Other
Tractor
Field Mgmt
SG&A
1H23

Stonepeak

Note: There can be no guarantee that any past trends will continue or that any future estimates or projections will be met. Any data shown here is for illustrative purposes only and is not investment advice. Past performance is not necessarily indicative of future results. Please see the "Important Information" at the end of this presentation for additional information.

Strictly Confidential and Trade Secret
48

FY23E Reforecast: Fixed & ADG Nominal Cost Breakout

Note: EBITDA metrics pre-Corporate

Fixed Segment Cost Breakout – FY22A vs. FY23E

Nominal Change ($mm)


+3%
222.0
+3.4
+4.7
+1.1
+2.4
(0.5)
+1.0
(1.2)
(3.1)
(0.5)
229.2
FY22A
Labor
Med Suppl.
Prof. Fees
Rent / IT
Marketing
Other
Tractor
Field Mgmt
SG&A
FY23E

ADG Segment Cost Breakout – FY22A vs. FY23E

Nominal Change ($mm)


+6%
49.0
+1.9
(0.1)
+0.1
+0.7
+0.0
+0.2
+0.1
+0.0
+0.0
51.9
FY22A
Labor
Med Suppl.
Prof. Fees
Rent / IT
Marketing
Other
Tractor
Field Mgmt
SG&A
FY23E

Stonepeak

Note: There can be no guarantee that any past trends will continue or that any future estimates or projections will be met. Any data shown here is for illustrative purposes only and is not investment advice. Past performance is not necessarily indicative of future results. Please see the "Important Information" at the end of this presentation for additional information.

Strictly Confidential and Trade Secret 49

FY23E Reforecast: Mobile & Oncology Nominal Cost Breakout

Note: EBITDA metrics pre-Corporate

Mobile Segment Cost Breakout – FY22A vs. FY23E


Nominal Change ($mm)
+7%
193.5
+2.7
+10.9
+0.2
+0.0
+0.0
(0.4)
(1.9)
+0.3
+2.4
207.8
FY22A
Labor
Med Suppl.
Prof. Fees
Rent / IT
Marketing
Other
Tractor
Field Mgmt
SG&A
FY23E

Oncology Segment Cost Breakout – FY22A vs. FY23E


Nominal Change ($mm)
(2%)
76.7
(1.3)
+0.5
+0.3
+0.3
(0.7)
+0.0
(1.0)
+0.0
+0.6
75.3
FY22A
Labor
Med Suppl.
Prof. Fees
Rent / IT
Marketing
Other
Tractor
Field Mgmt
SG&A
FY23E

Stonepeak

Note: There can be no guarantee that any past trends will continue or that any future estimates or projections will be met. Any data shown here is for illustrative purposes only and is not investment advice. Past performance is not necessarily indicative of future results. Please see the "Important Information" at the end of this presentation for additional information.

Strictly Confidential and Trade Secret 50

FY23E Reforecast: Fixed & ADG Costs as % of Revenue

Note: EBITDA metrics pre-Corporate

Fixed Segment Cost Breakout – FY22A vs. FY23E


% of Revenue
90.5%
+3.5%
+2.4%
+1.4%
+1.8%
(0.2%)
+0.4%
(0.0%)
(1.2%)
+0.3%
98.8%
FY22A
Labor
Med Suppl.
Prof. Fees
Rent / IT
Marketing
Other
Tractor
Field Mgmt
SG&A
FY23E

ADG Segment Cost Breakout – FY22A vs. FY23E


% of Revenue
58.3%
+2.4%
(0.1%)
+0.1%
+0.9%
+0.0%
+0.3%
+0.1%
+0.0%
+0.0%
62.1%
FY22A
Labor
Med Suppl.
Prof. Fees
Rent / IT
Marketing
Other
Tractor
Field Mgmt
SG&A
FY23E

Stonepeak

Note: There can be no guarantee that any past trends will continue or that any future estimates or projections will be met. Any data shown here is for illustrative purposes only and is not investment advice. Past performance is not necessarily indicative of future results. Please see the "Important Information" at the end of this presentation for additional information.

Strictly Confidential and Trade Secret 51

FY23E Reforecast: Mobile & Oncology Costs as % of Revenue

Note: EBITDA metrics pre-Corporate

Mobile Segment Cost Breakout – FY22A vs. FY23E

% of Revenue



65.5%
(0.4%)
+2.8%
+0.0%
(0.0%)
+0.0%
(0.2%)
(2.1%)
(0.1%)
+0.6%
66.1%
FY22A
Labor
Med Suppl.
Prof. Fees
Rent / IT
Marketing
Other
Tractor
Field Mgmt
SG&A
FY23E

Oncology Segment Cost Breakout – FY22A vs. FY23E

% of Revenue



61.4%
(0.2%)
+0.5%
+0.4%
+0.4%
(0.5%)
+0.0%
(0.6%)
+0.1%
+0.6%
62.1%
FY22A
Labor
Med Suppl.
Prof. Fees
Rent / IT
Marketing
Other
Tractor
Field Mgmt
SG&A
FY23E

Stonepeak

Note: There can be no guarantee that any past trends will continue or that any future estimates or projections will be met. Any data shown here is for illustrative purposes only and is not investment advice. Past performance is not necessarily indicative of future results. Please see the "Important Information" at the end of this presentation for additional information.

Strictly Confidential and Trade Secret

52

Important Information This presentation is provided to you upon request on a confidential basis for discussion and informational purposes only to provide background information with respect to Stonepeak Partners LP (together, with its affiliates, “Stonepeak”) and its investment activities, in connection with discussions of potential future partnership opportunities with you, and is not an offer to sell or the solicitation of an offer to buy an interest in any current or future vehicle, account, product, or fund sponsored or managed by Stonepeak (each fund, a “Fund”). Your acceptance of this presentation from Stonepeak constitutes your agreement to (i) keep confidential all the information contained in this presentation, as well as any information derived by you from the information contained in this presentation (collectively, “Confidential Information”) and not disclose any such Confidential Information to any other person, (ii) not use any of the Confidential Information for any purpose other than to evaluate Stonepeak, (iii) not use the Confidential Information for purposes of trading any security, including securities of any Stonepeak portfolio companies, (iv) not copy this document without the prior consent of Stonepeak, and (v) promptly return this document and any copies hereof to Stonepeak, or destroy any electronic copies hereof, in each case upon Stonepeak’s request and subject to the confidentiality provisions more fully set forth in any other written agreement between you and Stonepeak. Unless otherwise indicated, the information provided herein is based on matters as they exist as of the date of preparation of this presentation and not as of any future date. Certain information contained in this presentation (including certain forward looking statements and information) has been obtained from sources other than Stonepeak. In addition, certain information contained herein may have been obtained from companies in which investments have been made by Stonepeak. While such sources are believed to be reliable, none of Stonepeak, any Fund, or any of their respective directors, officers, employees, partners, members, shareholders, or their affiliates, or any other person, assumes any responsibility for the accuracy or completeness of such information, and Stonepeak is under no obligation to update or keep current such information. This presentation is not intended to, and does not, include all information necessary to make the statements herein not misleading. “Operating Partners” and “Senior Advisors” are not employees or affiliates of Stonepeak and are often compensated by Stonepeak, its funds, or its portfolio companies. The nature of the relationship varies considerably; compensation can include retainers and expense reimbursements, such as for travel. Payments to Operating Partners and Senior Advisors are not deemed paid to or received by Stonepeak and do not offset the management fee or any other fee paid to a Stonepeak fund’s investment advisor. From time to time, Stonepeak adds additional Operating Partners and Senior Advisors who were not acting as such, and thus were not named in offering documents, at the time of a fund’s offering. Industrial Specialists are also not employees or affiliates of Stonepeak and are specialist executives who provide services to certain portfolio companies, but who report directly to Stonepeak and have historically been used to monitor certain processes or augment management teams. The fees, costs and expenses of any Industrial Specialists are borne by the portfolio companies for which they perform services and thereby, indirectly by the funds. Certain information contained in this presentation constitutes “forward-looking statements,” which can be identified by the use of forward-looking terminology such as “may,” “will,” “should,” “expect,” “anticipate,” “target,” “intend,” “continue” or “believe,” or the negatives thereof, other variations thereon or comparable terminology. Due to various risks and uncertainties, actual events or results or the actual performance of any actual or hypothetical investments described herein may differ materially from the events, results or performance reflected or contemplated in such forward-looking statements. Any projections, targets, forecasts and estimates contained herein are based upon certain assumptions that Stonepeak considers reasonable. Projections, targets, forecasts, and estimates are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying the projections, targets, forecasts, and estimates will not materialize and/or that actual events and consequences thereof will vary significantly from the assumptions upon which projections contained herein have been based. The inclusion of projections, targets, forecasts, and/or estimates herein should not be regarded as a representation or guarantee regarding the reliability, accuracy, or completeness of the information contained herein, and Stonepeak is under no obligation to update or keep current such information. Actual realized returns on any hypothetical investments may differ materially from Stonepeak estimates and will ultimately depend on, among other factors, future operating results, EBITDA growth, customer growth, future business plans, commodity prices, taxes, exchange rate fluctuations, capital expenditures, working capital requirements, expected holding period, the value of the assets, and market conditions at the time of disposition, legal and contractual restrictions, any related transaction costs, and the timing and manner of sale, all of which may differ from the assumptions and circumstances on which the valuations and other figures indicated herein are based. Certain information in this presentation relates to portfolio companies of Stonepeak Funds and their operations and/or financial condition. Such information is intended to provide insight into Stonepeak’s investment strategy. They are not representative of all investments that will be made by Stonepeak or a Fund, and it should not be assumed that a Fund will make equally successful or comparable investments. Past performance is not indicative of future results. Moreover, the actual investments to be made by a Fund will be made under different market conditions and differ from those investments presented or referenced in this presentation. Information relating to a Fund’s portfolio companies and their operations and/or financial condition is commercially sensitive and highly-confidential. While Stonepeak believes the statements made herein with respect to current and future operating performance and financial condition of such portfolio companies are reasonable under the circumstances, there can be no guarantee of future performance of such portfolio companies, which is difficult to predict and subject to a number of uncertainties and risks (both known and unknown). There can be no assurance that the conditions upon which Stonepeak’s assumptions are based will materialize. Employee totals presented exclude Stonepeak’s relying adviser Snowhawk Partners. All rights to the trademarks and/or logos listed herein belong to their respective owners and Stonepeak’s use hereof does not imply an affiliation with, or endorsement by, the owners of these trademarks and/or logos. Materials herein were prepared by Stonepeak and its advisors and are not a work product of Akumin. Strictly Confidential and Trade Secret 53

Project Aperture Lender Follow Up Akumin Inc. August 2023 Strictly Confidential and Trade Secret For Discussion Purposes Only

Executive Summary Initial discussion on 8/21 resulted in specific follow-up items regarding historical performance and go-forward business plan Table of Contents Components of Value Creation 1 Decomposition of combined company earnings decline from ’19A – ’23E demonstrates key turnaround priorities required in near-term IT Standardization Plan 2 Estimated $2.8 – $3.3mm to standardize IT stack to enable both efficient business operations and KPI tracking Capex 3 Historical capex (both WholeCo and Legacy AHCS) in-line with historical periods Fixed Site Segment Deep Dive 4 We believe fixed site business represents principal source of underperformance Source: Company Materials. Note: The plan presented herein is for illustrative purposes solely to provide information regarding Stonepeak’s current views and expectations regarding the opportunities that may become available. Stonepeak may modify and adapt its approach and investment decision-making process as it determines appropriate. There can be no assurances that Stonepeak will be able to implement its investment strategy, achieve its investment objectives, or avoid substantial losses. There can be no guarantee that any past trends or estimates will continue or that any future projections will be met. Any data shown here is for Strictly Confidential and Trade Secret illustrative purposes only and is not investment advice. Please see the “Important Information” at the end of this presentation for additional information about forward-looking statements.

1 Key Components of EBITDA Deterioration

Stonepeak has identified 5 key near-term addressable drivers of historical earnings declines


FY19A – FY23E EBITDA
159.2
A
(5.5)
B
(10.7)
C
(5.0)
D
(3.5)
E
(11.6)
F
2.0
125.0
FY19A EBITDA
Lost Volume from Staffing Mismatch
Volume Declines
Insufficient Labor Management
Port Charlotte (Temp. Closure)
Labor Inflation
Net Org Re-Design & Other
FY23E EBITDA

- Opportunity to reverse drivers A-D (est. +$30mm EBITDA visibility)
- Additional near-term initiatives (+$17 – 19mm):
  - Public company cost-out: +$5mm
  - Insourcing legal function: +$2mm
  - Catch-up on SS volume growth[1]: +$10 – $12mm

Commentary

- (A) Lost Volume from Staffing Mismatch: Losses of volumes due to lack of staff availability from mismatches across sites between labor and demand
- (B) Volume Declines: Decreases in volume due to sales team inefficiencies and other operational issues
- (C) Insufficient Labor Management: Lack of standard staffing model, driving overstaffing in certain areas as well as use of temporary labor and overtime at above market rates
- (D) Port Charlotte: Closure of facility due to Hurricane Ian – first phase re-opening expected Nov. 23
- (E) Labor Inflation: Structural increases to cost of site-level and back-office employees (Stonepeak views increased hourly staffing rates as requisite to maintain employee base)
- (F) Org Re-Design: Achieved cost savings initiatives via McKinsey engagement, net of other cost increases

Source: Company Materials. 1) Assumes ~2% revenue growth CAGR on Fixed Sites for 4 years ('19 – '23) at 50-60% incremental margin.
Note: There can be no guarantee that any past trends or estimates will continue or that any future projections will be met. Any data shown here is for illustrative purposes only and is not investment advice. The comparisons are presented for illustrative purposes only. The entities referenced herein may not be portfolio companies of Stonepeak and there is no assurance that Stonepeak will b e able to obtain comparable returns, implement its investment strategy, achieve its investment objectives, or avoid substantial losses. Public investments are inherently more volatile than private investment. A different selection of companies could suggest dissimilar trends. Please see the "Important Information" at the end of this presentation for additional information.

Stonepeak
Strictly Confidential and Trade Secret 2

1 Performance Improvement – Expected Quick Wins

Initiatives below would be expected to be completed in the first 6 months[1] of potential ownership

	Description / Details	Potential Investment ($mm)
A — Ongoing Leadership Changes	▪ Selective management changes, including internal transfers from Mobile team; new strong COO and CFO already in place ▪ Currently recruiting HR leader & physician sales leader	$0.6mm
A — Talent & Recruitment Strategy	▪ Tech COLA adjustments implemented in Aug. '23 ▪ Develop recruiting SLAs / metrics (WIP) ▪ Hiring/retention bonuses implemented[2]	No Cost
A C — Standardized & Centralized Operations	▪ Standard staffing model and processes for centers ▪ Central position control and variable staffing implementation ▪ Usage of existing real-time and daily metrics	No Cost
B — Improved Physician Sales Organization	▪ Marketing initiative to develop collateral ▪ Rolled out CRM management in Q2 '23 ▪ Performance management approach to driving referrals ▪ Production of body of materials highlighting key AKU differentiators	$0.1mm
B — Single Enhanced RIS & EMR Connectivity[3]	▪ Roll-out following features: online scheduling & registration, auto-reminders, virtual waiting room, EMR connectivity, tech-enabled authorizations, etc.	$0.5mm
B C — Enhanced Scheduling	▪ Consistent centralized approach to schedule filling (e.g., same or next day gaps) ▪ Implement schedule coordinator model used in Mobile	$0.2mm
D — Re-open Port Charlotte	▪ Accelerate re-opening of Port Charlotte site closed due to the hurricane ▪ Phase 1 opening targeted for Nov. '23	$0.2mm

We believe Stonepeak oversight and moderate investment (~$1.6mm) could drive $30 – 49mm in run-rate EBITDA gains in the first five months post closing

Source: Company Materials. 1) Timelines referenced here-in are subject to change; 2) $10k annual bonus (for up to 5 years) for key technologist roles; 3) Initial deployment across key areas expected to be achieved in <5 months; full deployment across entire platform estimated ~1 year to completion

Note: There can be no guarantee that any past trends or estimates will continue or that any future projections will be met. Any data shown here is for illustrative purposes only and is not investment advice. There can be no guarantee that this transaction will be consummated or that, if consummated, it will be on terms currently contemplated. Stonepeak's recommended course of action presented herein is based on Stonepeak's current views and expectations regarding the company, which Stonepeak deems reasonable. Stonepeak may modify and adapt its approach and investment decision-making process as it determines appropriate. There can be no assurances that Stonepeak will be able to implement its investment strategy, achieve its investment objectives, or avoid substantial losses. Please see the "Important Information" at the end of this presentation for additional information.

Stonepeak

Strictly Confidential and Trade Secret 3

1 Performance Improvement – Medium / Longer Term Initiatives

Initiatives below would be expected to be completed after the first 6 months of potential ownership

	Description / Details	Potential Investment ($mm)
A ROCC	▪ Enterprise roll-out of remote operated command center for performing exams	$0.3mm
B Strengthen Informatics Function	▪ Enlist outside vendors to help manage maintenance ▪ Invest in resources to allow completion of major projects & future growth	$2.5 – 3.0mm
B Clinic Appearance Enhancement	▪ Investment in improved clinic appearance (e.g., paint, furniture, signage)	To be assessed
E Improved Equipment Service Strategy	▪ Measure and actively manage downtime ▪ Review current vendors and implement changes where beneficial	No Cost
E Vendor Management	• Develop holistic procurement strategy, including plan for bulk / volume purchases • Review legacy vendors and vet alternatives	To be assessed
Micro-Market Density	▪ Build density in key micro-markets through combination of acquisitions, de novo, or partnerships	To be assessed
Managed Care Strategy	▪ Centralized strategic approach to managed care contracting ▪ Self-pay pricing and chargemaster updates	$0.3mm
Hospital Partnerships	▪ Strategic partnerships with hospitals	No Cost
M&A	▪ Target tuck-in acquisitions once current platform integration is complete	To be assessed

Medium-Term Initiatives (6 – 12 months)[1] | Longer-Term Initiatives (13 – 24+ months)[1]

Stonepeak

Source: Company Materials. 1) Timelines referenced here-in are subject to change.
Note: There can be no guarantee that any past trends or estimates will continue or that any future projections will be met. Any data shown here is for illustrative purposes only and is not investment advice. There can be no guarantee that this transaction will be consummated or that, if consummated, it will be on terms currently contemplated. Stonepeak's recommended course of action presented herein is based on Stonepeak's current views and expectations regarding the company, which Stonepeak deems reasonable. Stonepeak may modify and adapt its approach and investment decision-making process as it determines appropriate. There can be no assurances that Stonepeak will be able to implement its investment strategy, achieve its investment objectives, or avoid substantial losses. Please see the "Important Information" at the end of this presentation for additional information.

Strictly Confidential and Trade Secret 4

2 Summary of Key IT Initiatives

Stonepeak oversight and moderate investment required to complete IT projects in a timely manner

	Description / Details	Estimated Completion Time[1]	Potential Investment ($mm)
Single Enhanced RIS & Tech Stack	▪ Roll-out following RIS features: online scheduling & registration, auto-reminders, virtual waiting room, EMR connectivity, etc., as well as single PACS, VNA, & data management solution ▪ Some investment in upgraded technology required	2 – 5 months[1]	$0.5 -$1.0mm
Ongoing Maintenance	▪ Significant backlog of IT tickets with slow completion times; impacting productive work across numerous teams ▪ Potential investment includes contracting with outside vendors: e.g., networking, Tier 1 & 2 resolution, and hiring application trainer(s)	4 – 8 months	$1.4mm
Remote Operated Command Center (ROCC)	▪ Enterprise roll-out of remote operated command center for performing exams ▪ Project managers to support this and other IT projects ▪ Other investments should be net neutral with offsetting labor costs	4 – 8 months	$0.3mm
Growth Enablement & Innovation	▪ Establish separate team dedicated to new growth (e.g., Oncology) ▪ Establish dedicated resources to focus on Innovation to continue improving workflow and tech solutions	2 – 4 months	$0.6mm

Stonepeak believes key IT initiatives can be completed with $2.8 – 3.3mm of incremental investment

Source: Company Materials. 1) Timelines referenced here-in are subject to change. 2) Initial deployment across key areas expected to be achieved in <5 months; full deployment across entire platform estimated ~1 year to completion.

Note: There can be no guarantee that any past trends or estimates will continue or that any future projections will be met. Any data shown here is for illustrative purposes only and is not investment advice. There can be no guarantee that this transaction will be consummated or that,if consummated, it will be on terms currently contemplated. Stonepeak's recommended course of action presented herein is based on Stonepeak's current views and expectations regarding the company, which Stonepeak deems reasonable. Stonepeak may modify and adapt its approach and investment decision-making process as it determines appropriate. There can be no assurances that Stonepeak will be able to implement its investment strategy, achieve its investment objectives, or avoid substantial losses. Please see the "Important Information" at the end of this presentation for additional information.

Stonepeak

Strictly Confidential and Trade Secret 5

3 Capex Spend: WholeCo Maintenance

Adjusted for use of operating leases, maintenance capex remains consistent with prior years

FY2019A to FY2023E Summary

Pro Forma Revenue and Maintenance Capex ($mm)[1]



Revenue (excl. Disc. Ops)
716
683
728
749
751
FY19A
FY20A
FY21A
FY22A
FY23E



Maintenance Capex (excl. Disc. Ops)²
Capex
% of Sales
3.1%
3.1%
4.1%
2.7%
3.3%
22
21
30
20
24
FY19A
FY20A
FY21A
FY22A
FY23E³

Commentary

- Over past four years, Akumin has spent ~3-4% of revenue on maintenance capex per annum
- For 2023E, the business's maintenance capex is trending in-line with historicals; noting, unlike prior years, Akumin received 3 mobile units under operating leases in 2Q23 (i.e., expensed vs. capitalized), requiring a $5.1mm adjustment to enable apples-to-apples comparison vs. prior years
- 1H23A adjusted maintenance capex (annualized above) reflects 3.3% of revenue

Stonepeak

Source: Company Materials. Footnotes: 1) Historical "pro forma" metrics include both legacy Akumin and legacy Alliance; includes in-year contribution only for smaller tuck-ins; 2) Maintenance capex figures based on all maintenance capex accrued in a given period (vs. cash outlay); 3) FY23E reflects annualization of 1H23A maintenance capex of $7.1mm plus $5.1mm of adjustments (expenditure on replacement machines, recognized as expense vs. capitalized)

Note: There can be no guarantee that any past trends will continue or that any future estimates or projections will be met. Any data shown here is for illustrative purposes only and is not investment advice. Past performance is not necessarily indicative of future results. Please see the "Important Information" at the end of this presentation for additional information.

Strictly Confidential and Trade Secret 6

3 Capex Spend: Legacy Alliance

2023 capex on legacy Alliance segments also in-line with historical periods

Legacy Alliance Historical Capex Summary

Legacy Alliance Historical Capex					1H23A			
Period	2019A	2020A	2021A	2022A	Capex	Op. Lease	Adj. Capex	1H23A Annualized
Maintenance	9,023	8,082	8,194	11,258	4,333	3,273	7,606	15,212
Growth	10,635	10,348	7,382	11,259	3,424	1,817	5,241	10,482
Total Mobile	19,658	18,430	15,576	22,517	7,757	5,090	12,847	25,694
Total Oncology	8,068	10,952	12,619	2,785	900	0	900	1800
Legacy AHCS Total	27,725	29,382	28,194	25,302	8,657	5,090	13,747	27,494

Commentary

- 1H23A maintenance and growth capex for the Mobile segment are both in-line with, if not higher than, historical years, particularly when including units acquired using operating leases this year
  - Full year 2023E capex expected to come in higher than each of the last 4 years
  - Not all units replaced by maintenance capex are sold or left unused, but rather can still be redeployed for other opportunities, providing flexibility to meet other sources of demand across Akumin's network (and as new pipeline opportunities are won)
- Oncology capex spend declined in 2022A given partnerships that rolled off and equipment was taken in-house (mentioned in prior deck)
  - 2023 deliveries generally back-weighted to 2H given ~12 month lead times post order placement (generally around budgeting process)
- Elevated 2015-2016 (pre-take private) Alliance reported capex in $50-55mm range was driven by investment in incremental units to win extensions with particular large health systems (Kaiser and Sutter, specifically)
  - Kaiser has since rolled off as contract (3-year contract ended in 2020; units redeployed) and Sutter renewed with generally same equipment

Source: Company Materials.
Note: There can be no guarantee that any past trends or estimates will continue or that any future projections will be met. Any data shown here is for illustrative purposes only and is not investment advice. Any data shown here is for illustrative purposes only and is not investment advice. The comparisons are presented for illustrative purposes only. The entities referenced herein may not be portfolio companies of Stonepeak and there is no assurance that Stonepeak will b e able to obtain comparable returns, implement its investment strategy, achieve its investment objectives, or avoid substantial losses. Public investments are inherently more volatile than private investment. A different selection of companies could suggest dissimilar trends. Please see the "Important Information" at the end of this presentation for additional information.

Stonepeak

Strictly Confidential and Trade Secret

7

4 Akumin Earnings Summary ('22 vs '23)

As noted previously, we believe fixed sites are key source of underperformance

Key P&L Metrics by Segment ($mm)

Revenue	1H22	1H23	Var ($)	Var (%)	FY22	FY23	Var ($)	Var (%)
Fixed	125.2	115.4	(9.8)	(7.8%)	245.3	231.9	(13.4)	(5.5%)
ADG	44.7	41.3	(3.3)	(7.5%)	84.1	83.6	(0.5)	(0.6%)
Mobile	146.3	156.9	10.6	7.2%	295.4	314.3	18.9	6.4%
Rad Total	$316.2	$313.7	($2.5)	(0.8%)	$624.8	$629.9	$5.0	0.8%
Oncology	62.2	58.7	(3.4)	(5.5%)	124.8	121.3	(3.5)	(2.8%)
Total	$378.4	$372.4	($6.0)	(1.6%)	$749.6	$751.2	$1.5	0.2%

Adj. EBITDA (Pre-MI)	1H22	1H23	Var ($)	Var (%)	FY22	FY23	Var ($)	Var (%)
Fixed	12.6	2.5	(10.1)	(79.9%)	23.4	2.7	(20.7)	(88.3%)
ADG	20.9	14.4	(6.4)	(30.8%)	35.1	31.7	(3.4)	(9.6%)
Mobile	49.3	54.8	5.5	11.1%	101.9	106.5	4.6	4.5%
Rad Total	$82.8	$71.8	($11.0)	(13.3%)	$160.4	$141.0	($19.4)	(12.1%)
Oncology	23.1	20.8	(2.2)	(9.7%)	48.1	46.0	(2.1)	(4.4%)
Total Pre Corporate	$105.9	$92.6	($13.3)	(12.5%)	$208.5	$187.0	($21.5)	(10.3%)
Corporate	(35.7)	(32.9)	2.8	(7.7%)	(64.4)	(61.9)	2.5	(3.8%)
Total	$70.2	$59.7	($10.5)	(15.0%)	$144.1	$125.0	($19.1)	(13.2%)

Adj. EBITDA (Pre-MI) - Margin	1H22	1H23	Var ($)	Var (%)	FY22	FY23	Var ($)	Var (%)
Fixed	10.1%	2.2%		(788 bps)	9.5%	1.2%		(835 bps)
ADG	46.7%	34.9%		(1,178 bps)	41.7%	37.9%		(379 bps)
Mobile	33.7%	34.9%		122 bps	34.5%	33.9%		(61 bps)
Rad Total	26.2%	22.9%		(331 bps)	25.7%	22.4%		(329 bps)
Oncology	37.1%	35.5%		(165 bps)	38.6%	37.9%		(65 bps)
Total Pre Corporate	28.0%	24.9%		(312 bps)	27.8%	24.9%		(292 bps)
Corporate								
Total	18.6%	16.0%		(253 bps)	19.2%	16.6%		(258 bps)

Stonepeak

Source: Company Materials. Note: There can be no guarantee that any past trends will continue or that any future estimates or projections will be met. Any data shown here is for illustrative purposes only and is not investment advice. Past performance is not necessarily indicative of future results. Please see the "Important Information" at the end of this presentation for additional information.

Strictly Confidential and Trade Secret 8

4 2023 Performance: EBITDA by Segment

Earnings either flat (-$0.3mm in revenue) or up (+$1.6mm) year-over-year, if exclude fixed segment

1H22A vs. 1H23A


($mm)
18.6%
% EBITDA Margin
70.2
(10.1)
(6.4)
+5.5
(2.2)
+2.8
16.0%
59.7
1H22
Fixed
ADG
Mobile
Oncology
Corporate
1H23

FY22A vs. FY23E


($mm)
19.2%
144.1
(20.7)
(3.4)
+4.6
(2.1)
+2.5
16.6%
125.0
FY22A
Fixed
ADG
Mobile
Oncology
Corporate
FY23E

Stonepeak

Source: Company Materials. Note: There can be no guarantee that any past trends will continue or that any future estimates or projections will be met. Any data shown here is for illustrative purposes only and is not investment advice. Past performance is not necessarily indicative of future results. Please see the "Important Information" at the end of this presentation for additional information.

Strictly Confidential and Trade Secret

9

4 2023 Segment Review: Fixed Business

To date, fixed sites have been treated almost entirely as a fixed cost business while volume opportunities were missed; we believe ability to drive variability in costs in near-term (e.g., in labor) is key as volume recovery efforts gain traction

EBITDA Bridge: 1H22A vs. 1H23A


($mm)
10.1%
% EBITDA Margin
12.6
(1.0)
(7.8%) Revenue
(788 bps) margin
(9.1)
2.2%
2.5
1H22
1H23 Rev @ 1H22 Margin
Margin Change
1H23

EBITDA Bridge: FY22A vs. FY23E


($mm)
9.5%
% EBITDA Margin
23.4
(1.3)
(5.5%) Revenue
(835 bps) margin
(19.4)
1.2%
2.7
FY22A
1H23 Rev @ 1H22 Margin
Margin Change
FY23E

EBITDA Bridge: 1H22A vs. 1H23A


($mm)
10.1%
% EBITDA Margin
12.6
Change from topline assuming constant costs
(9.8)
(0.3)
2.2%
2.5
1H22
Costs Constant
Other Change
1H23

EBITDA Bridge: FY22A vs. FY23E


($mm)
9.5%
% EBITDA Margin
23.4
Change from topline assuming constant costs
(13.4)
(7.2)
1.2%
2.7
FY22A
Costs Constant
Other Change
FY23E

Stonepeak

Source: Company Materials. Note: There can be no guarantee that any past trends will continue or that any future estimates or projections will be met. Any data shown here is for illustrative purposes only and is not investment advice. Past performance is not necessarily indicative of future results. Please see the "Important Information" at the end of this presentation for additional information.

Strictly Confidential and Trade Secret 10

4 Fixed Cost Breakout (P&L View)

Note: metrics pre-Corporate

Fixed Site Costs

Nominal Costs

	1H22	1H23	Var ($)	Var (%)	FY22	FY23	Var ($)	Var (%)
Labor	43.2	42.1	(1.0)	(2.4%)	84.3	87.7	3.4	4.0%
Med Supplies	6.7	9.3	2.6	38.2%	13.9	18.6	4.7	33.9%
Prof Services Fees	19.3	21.1	1.8	9.4%	39.9	41.0	1.1	2.6%
Rent/Office/IT Expenses	15.5	16.7	1.3	8.1%	31.3	33.7	2.4	7.6%
Customer Marketing	1.0	0.6	(0.5)	(45.1%)	1.9	1.4	(0.5)	(26.0%)
Other Exp	0.5	1.2	0.8	164.3%	0.9	1.8	1.0	111.3%
Total Customer / Site	$86.2	$91.1	$4.9	5.7%	$172.1	$184.1	$12.0	7.0%
Unit & Tractor	9.8	9.0	(0.8)	(8.1%)	19.3	18.1	(1.2)	(6.0%)
Field Management	4.0	1.8	(2.2)	(55.7%)	7.1	4.1	(3.1)	(43.0%)
Total Costs (Pre SG&A)	$99.9	$101.8	$1.9	1.9%	$198.5	$206.3	$7.8	3.9%
Segment SG&A	12.7	11.1	(1.6)	(12.6%)	23.4	22.9	(0.5)	(2.3%)
Total Costs	$112.6	$112.9	$0.3	0.3%	$222.0	$229.2	$7.2	3.3%

Costs as a % of Revenue

	1H22	1H23	Var (bps)	FY22	FY23	Var (bps)
Labor	34.5%	36.5%	203 bps	34.3%	37.8%	345 bps
Med Supplies	5.4%	8.0%	268 bps	5.7%	8.0%	236 bps
Prof Services Fees	15.4%	18.3%	287 bps	16.3%	17.7%	140 bps
Rent/Office/IT Expenses	12.4%	14.5%	214 bps	12.8%	14.5%	177 bps
Customer Marketing	0.8%	0.5%	(33 bps)	0.8%	0.6%	(17 bps)
Other Exp	0.4%	1.1%	70 bps	0.4%	0.8%	43 bps
Total Customer / Site	68.8%	78.9%	1,008 bps	70.1%	79.4%	924 bps
Unit & Tractor	7.8%	7.8%	(2 bps)	7.9%	7.8%	(5 bps)
Field Management	3.2%	1.5%	(165 bps)	2.9%	1.8%	(116 bps)
Total Costs (Pre SG&A)	79.8%	88.2%	841 bps	80.9%	89.0%	804 bps
Segment SG&A	10.1%	9.6%	(52 bps)	9.5%	9.9%	32 bps
Total Costs	89.9%	97.8%	788 bps	90.5%	98.8%	835 bps

Stonepeak

Source: Company Materials. Note: There can be no guarantee that any past trends will continue or that any future estimates or projections will be met. Any data shown here is for illustrative purposes only and is not investment advice. Past performance is not necessarily indicative of future results. Please see the "Important Information" at the end of this presentation for additional information.

Strictly Confidential and Trade Secret 11

4 1H Results: Fixed Site Cost Breakout

Note: metrics pre-Corporate

Fixed Segment Cost Breakout – 1H22A vs. 1H23A

Nominal Change ($mm)



112.6
(1.0)
+2.6
+1.8
+1.3
(0.5)
+0.8
(0.8)
(2.2)
(1.6)
112.9
1H22
Labor
Med Suppl.
Prof. Fees
Rent / IT
Marketing
Other
Tractor
Field Mgmt
SG&A
1H23

Fixed Segment Cost Breakout – 1H22A vs. 1H23A

% of Sales



89.9%
+2.0%
+2.7%
+2.9%
+2.1%
(0.3%)
+0.7%
(0.0%)
(1.7%)
(0.5%)
97.8%
Operating shift to manage labor, medical supplies, and prof. fees in variable manner necessary to curb cost overruns
1H22
Labor
Med Suppl.
Prof. Fees
Rent / IT
Marketing
Other
Unit / Equip.
Field Mgmt
SG&A
1H23

% (excl. Tracers)[1]	Change (excl. Tracers)[1]									
89.9%	+2.3%	+2.1%	+3.0%	+2.3%	(0.3%)	+0.7%	0.0%	(1.7%)	(0.5%)	97.8%

Source: Company Materials. 1) Calculation removes revenue and costs associated with pass-through tracers from both revenue and medical supplies metrics; overall 1H22A and 1H23A costs % of sales remain same

Note: There can be no guarantee that any past trends will continue or that any future estimates or projections will be met. Any data shown here is for illustrative purposes only and is not investment advice. Past performance is not necessarily indicative of future results. Please see the "Important Information" at the end of this presentation for additional information.

Stonepeak

Strictly Confidential and Trade Secret

12

4 FY23E Reforecast: Fixed Site Cost Breakout

Note: metrics pre-Corporate

Fixed Segment Cost Breakout – FY22A vs. FY23E

Nominal Change ($mm)



+3%
222.0
+3.4
+4.7
+1.1
+2.4
(0.5)
+1.0
(1.2)
(3.1)
(0.5)
229.2
FY22A
Labor
Med Suppl.
Prof. Fees
Rent / IT
Marketing
Other
Tractor
Field Mgmt
SG&A
FY23E

Fixed Segment Cost Breakout – FY22A vs. FY23E

% of Revenue



90.5%
+3.5%
+2.4%
+1.4%
+1.8%
(0.2%)
+0.4%
(0.0%)
(1.2%)
+0.3%
98.8%
Operating shift to manage labor, medical supplies, and prof. fees in variable manner necessary to curb cost overruns
FY22A
Labor
Med Suppl.
Prof. Fees
Rent / IT
Marketing
Other
Tractor
Field Mgmt
SG&A
FY23E

% (excl. Tracers)[1]	*Change (excl. Tracers)*[1]									
90.4%	+3.7%	+1.9%	+1.5%	+1.9%	(0.2%)	+0.4%	+0.0%	(1.2%)	+0.5%	98.8%

Stonepeak

Source: Company Materials. 1) Calculation removes revenue and costs associated with pass-through tracers from both revenue and medical supplies metrics; overall FY23E costs % of sales remains same; FY22A changes slightly to 90.4% given slightly less than 100% of tracer costs passed through to revenue in FY22A
Note: There can be no guarantee that any past trends will continue or that any future estimates or projections will be met. Any data shown here is for illustrative purposes only and is not investment advice. Past performance is not necessarily indicative of future results. Please see the "Important Information" at the end of this presentation for additional information.

Strictly Confidential and Trade Secret 13

Important Information This presentation is provided to you upon request on a confidential basis for discussion and informational purposes only to provide background information with respect to Stonepeak Partners LP (together, with its affiliates, “Stonepeak”) and its investment activities, in connection with discussions of potential future partnership opportunities with you, and is not an offer to sell or the solicitation of an offer to buy an interest in any current or future vehicle, account, product, or fund sponsored or managed by Stonepeak (each fund, a “Fund”). Your acceptance of this presentation from Stonepeak constitutes your agreement to (i) keep confidential all the information contained in this presentation, as well as any information derived by you from the information contained in this presentation (collectively, “Confidential Information”) and not disclose any such Confidential Information to any other person, (ii) not use any of the Confidential Information for any purpose other than to evaluate Stonepeak, (iii) not use the Confidential Information for purposes of trading any security, including securities of any Stonepeak portfolio companies, (iv) not copy this document without the prior consent of Stonepeak, and (v) promptly return this document and any copies hereof to Stonepeak, or destroy any electronic copies hereof, in each case upon Stonepeak’s request and subject to the confidentiality provisions more fully set forth in any other written agreement between you and Stonepeak. Unless otherwise indicated, the information provided herein is based on matters as they exist as of the date of preparation of this presentation and not as of any future date. Certain information contained in this presentation (including certain forward looking statements and information) has been obtained from sources other than Stonepeak. In addition, certain information contained herein may have been obtained from companies in which investments have been made by Stonepeak. While such sources are believed to be reliable, none of Stonepeak, any Fund, or any of their respective directors, officers, employees, partners, members, shareholders, or their affiliates, or any other person, assumes any responsibility for the accuracy or completeness of such information, and Stonepeak is under no obligation to update or keep current such information. This presentation is not intended to, and does not, include all information necessary to make the statements herein not misleading. Certain information contained in this presentation constitutes “forward-looking statements,” which can be identified by the use of forward-looking terminology such as “may,” “will,” “should,” “expect,” “anticipate,” “target,” “intend,” “continue” or “believe,” or the negatives thereof, other variations thereon or comparable terminology. Due to various risks and uncertainties, actual events or results or the actual performance of any actual or hypothetical investments described herein may differ materially from the events, results or performance reflected or contemplated in such forward-looking statements. Any projections, targets, forecasts and estimates contained herein are based upon certain assumptions that Stonepeak considers reasonable. Projections, targets, forecasts, and estimates are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying the projections, targets, forecasts, and estimates will not materialize and/or that actual events and consequences thereof will vary significantly from the assumptions upon which projections contained herein have been based. The inclusion of projections, targets, forecasts, and/or estimates herein should not be regarded as a representation or guarantee regarding the reliability, accuracy, or completeness of the information contained herein, and Stonepeak is under no obligation to update or keep current such information. Actual realized returns on any hypothetical investments may differ materially from Stonepeak estimates and will ultimately depend on, among other factors, future operating results, EBITDA growth, customer growth, future business plans, commodity prices, taxes, exchange rate fluctuations, capital expenditures, working capital requirements, expected holding period, the value of the assets, and market conditions at the time of disposition, legal and contractual restrictions, any related transaction costs, and the timing and manner of sale, all of which may differ from the assumptions and circumstances on which the valuations and other figures indicated herein are based. Materials herein were prepared by Stonepeak and its advisors and are not a work product of Akumin. Strictly Confidential and Trade Secret 14